As filed with the Securities and Exchange
                         Commission on January 31, 2007

                                File No. 33-60560
                                    811-07618

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 22         X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                               Amendment No. 22                 X


                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672


                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)


                          Copies of communications to:
                               KATHLEEN K. CLARKE
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

[_]   immediately upon filing pursuant to paragraph (b)
[X]   on February 1, 2007 pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   on (date) pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   on (date) pursuant to paragraph (a)(2) of Rule 485.

[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments



 PROSPECTUS  |  FEBRUARY 1, 2007


 AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios                  AllianceBernstein Intermediate Municipal Portfolios
     [GRAPHIC]                                          [GRAPHIC]
     National Portfolio                                 Intermediate Diversified Municipal Portfolio
     [GRAPHIC]                                          [GRAPHIC]
     Insured National Portfolio                         Intermediate California Municipal Portfolio
     [GRAPHIC]                                          [GRAPHIC]
     California Portfolio                               Intermediate New York Municipal Portfolio
     [GRAPHIC]
     Insured California Portfolio
     [GRAPHIC]
     Arizona Portfolio
     [GRAPHIC]
     Florida Portfolio
     [GRAPHIC]
     Massachusetts Portfolio
     [GRAPHIC]
     Michigan Portfolio
     [GRAPHIC]
     Minnesota Portfolio
     [GRAPHIC]
     New Jersey Portfolio
     [GRAPHIC]
     New York Portfolio
     [GRAPHIC]
     Ohio Portfolio
     [GRAPHIC]
     Pennsylvania Portfolio
     [GRAPHIC]
     Virginia Portfolio

 The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MUNICIPAL INCOME PORTFOLIOS

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                   Page

SUMMARY INFORMATION...............................   4

MUNICIPAL INCOME PORTFOLIOS.......................   6

NATIONAL PORTFOLIO................................   7

INSURED NATIONAL PORTFOLIO........................   8

CALIFORNIA PORTFOLIO..............................   9

INSURED CALIFORNIA PORTFOLIO......................  10

ARIZONA PORTFOLIO.................................  11

FLORIDA PORTFOLIO.................................  12

MASSACHUSETTS PORTFOLIO...........................  13

MICHIGAN PORTFOLIO................................  14

MINNESOTA PORTFOLIO...............................  15

NEW JERSEY PORTFOLIO..............................  16

NEW YORK PORTFOLIO................................  17

OHIO PORTFOLIO....................................  18

PENNSYLVANIA PORTFOLIO............................  19

VIRGINIA PORTFOLIO................................  20

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO......  21

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO.......  22

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO.........  23

RISKS SUMMARY.....................................  24

FEES AND EXPENSES OF THE PORTFOLIOS...............  26

INVESTING IN THE PORTFOLIOS.......................  31
How to Buy Shares.................................  31
The Different Share Class Expenses................  32
Sales Charge Reduction Programs...................  33
CDSC Waivers and Other Programs...................  34
Special Distribution Arrangements for Group
 Retirement Plans.................................  35
The "Pros" and "Cons" of Different Share Classes..  35
Payments to Financial Advisors and their Firms....  36
How to Exchange Shares............................  37
How to Sell or Redeem Shares......................  38
Frequent Purchases and Redemptions of Portfolio
 Shares...........................................  38
How the Portfolios Value their Shares.............  40

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
  INVESTMENTS.....................................  40

MANAGEMENT OF THE PORTFOLIOS......................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES................  48

GENERAL INFORMATION...............................  50

GLOSSARY..........................................  51

FINANCIAL HIGHLIGHTS..............................  53

APPENDIX A--BOND RATINGS..........................  68

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION.....................................  71

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 40.


PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE

  A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolios.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.


  We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other municipal bond funds. For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance, as reflected in the bars, does not vary significantly from year to year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for the Portfolios followed by an explanation of those risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


                             WHAT IS MARKET RISK?


  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Portfolio. The value of fixed-income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets. All of the Portfolios are subject to this risk.


                        WHAT IS MUNICIPAL MARKET RISK?

  Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

                          WHAT IS INTEREST RATE RISK?


  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate, the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?


  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.


CREDIT RATINGS

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:


..  investment grade or


..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B3 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.


OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.


Duration measures a bond or portfolio's sensitivity to interest rate changes.
It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will approximately result in a 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.


General


.. Each Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 125 mutual funds.


.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.


.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the Portfolios that invest in a named state, will not change these policies without 60 days' prior written notice to shareholders.

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------


OBJECTIVES AND PRINCIPAL STRATEGIES
AllianceBernstein Municipal Portfolios:


The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk.


Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.


Each of the AllianceBernstein Municipal Portfolios that invests in a named state (the "State Portfolios") pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio, Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.


Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

..  forward commitments;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

AllianceBernstein Intermediate Municipal Portfolios:

The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing at least 80% of its net assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio
(the "Intermediate State Portfolios") invests at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its net assets in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:


             ALL PORTFOLIOS
..Market Risk                      .Credit Risk
..Municipal Market Risk            .Inflation Risk
..Interest Rate Risk               .Derivatives Risk

            STATE PORTFOLIOS
(Insured California Portfolio, Pennsylvania Portfolio, and
          Virginia Portfolio)
   and INTERMEDIATE STATE PORTFOLIOS
         . Diversification Risk



Please see "Risks Summary" for a description of these and other risks of investing in a Portfolio.

National Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 1.01%   4.36%   4.54%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 1.00%   4.31%   4.45%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        2.18%   4.39%   4.53%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.78%   4.55%   4.57%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.78%   4.55%   4.28%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]
   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  10.00  5.73   -5.89  9.77   4.85   4.03   7.42   4.84   4.60   5.51

                              Calendar Year End (%)



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.09%, 2nd quarter, 1997; and
Worst Quarter was down -3.53%, 4th quarter, 1999.

Insured National Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                  0.23%  4.33%   4.62%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.23%  4.32%   4.42%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.31%  3.86%   4.63%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.54%  4.56%   4.64%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.44%  4.54%   4.35%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]
   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  9.66   5.63  -6.61  12.05   4.80   6.92   7.20   4.32   3.72   4.15

                              Calendar Year End (%)



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.62%, 3rd quarter, 2002; and
Worst Quarter was down -3.23%, 2nd quarter, 2004.

California Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.64%   4.53%   5.02%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.63%   4.49%   4.97%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.87%   4.51%   4.96%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.41%   4.72%   5.02%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.40%   4.70%   4.72%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.89   6.36  -3.29  10.13   4.07   7.22   4.44   5.45   5.01   5.13

                              Calendar Year End (%)



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.87%, 3rd quarter, 2002; and
Worst Quarter was down -2.61%, 4th quarter, 1999.

Insured California Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.27%  3.87%   4.77%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.45%  3.73%   4.61%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.31%  3.86%   4.63%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.47%  4.02%   4.77%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.46%  4.01%   4.47%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.04   6.12  -4.73  14.53   3.57   8.60   3.96   3.28   3.90   4.18

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 6.52%, 3rd quarter, 2002; and
Worst Quarter was down -3.24%, 2nd quarter, 2004.

Arizona Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.07%   4.53%   5.35%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.07%   4.50%   5.25%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.42%   4.50%   5.22%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.79%   4.71%   5.37%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 2.79%   4.71%   5.08%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.48   7.29  -2.43  10.72   5.42   6.79   5.29   6.35   4.25   4.51

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.21%, 2nd quarter, 1997; and
Worst Quarter was down -1.52%, 2nd quarter, 1999.

Florida Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.39%   4.67%   5.24%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.39%   4.65%   5.22%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.78%   4.68%   5.20%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.15%   4.84%   5.26%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.15%   4.86%   4.97%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.78   6.23  -3.81  10.61   5.99   7.86   5.40   5.01   4.74   4.89

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.12%, 3rd quarter, 2002; and
Worst Quarter was down -1.92%, 4th quarter, 1999.

Massachusetts Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.11%  4.07%   4.98%
---------- ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.11%  4.04%   4.87%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.33%  4.11%   4.89%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.56%  4.26%   5.01%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.57%  4.26%   4.72%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.82   6.79  -4.65  11.93   4.55   6.18   4.74   5.53   4.18   4.28

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.30%, 3rd quarter, 2004; and
Worst Quarter was down -2.55%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.85%   4.68%   5.54%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.15%   4.51%   5.52%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.50%   4.46%   5.29%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.85%   4.68%   5.54%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 2.85%   4.69%   5.25%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.49   6.41  -2.90  12.52   5.91   8.24   4.62   5.39   4.30   4.58

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.40%, 2nd quarter, 1997; and
Worst Quarter was down -2.09%, 2nd quarter, 2004.

Minnesota Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.06%  4.14%   5.02%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.07%  4.11%   4.99%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.34%  4.14%   4.97%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.63%  4.31%   5.03%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.62%  4.31%   4.75%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.05   6.56  -3.06  11.60   5.09   6.98   5.60   4.22   4.10   4.36

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.26%, 3rd quarter, 2002; and
Worst Quarter was down -2.71%, 2nd quarter, 2004.

New Jersey Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.55%   3.90%   4.59%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.54%   3.86%   4.55%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.79%   3.94%   4.59%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.19%   4.08%   4.59%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.29%   4.08%   4.31%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.22   7.05  -4.52  11.10   3.32   4.91   5.31   4.64   4.18   5.03

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.20%, 3rd quarter, 2004; and
Worst Quarter was down -2.88%, 2nd quarter, 2004.

New York Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.53%   4.52%   4.99%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.53%   4.50%   4.96%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.78%   4.55%   4.97%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.29%   4.65%   4.98%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.18%   4.64%   4.68%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.20   5.89  -4.13  11.12   3.98   6.63   6.08   5.24   4.18   5.01

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.69%, 2nd quarter, 1997; and
Worst Quarter was down -1.68%, 2nd quarter, 1999.

Ohio Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.41%   4.32%   5.00%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.41%   4.29%   4.97%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.66%   4.32%   4.96%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.15%   4.49%   5.01%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.15%   4.49%   4.71%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.66   5.99  -3.71  10.30   4.80   5.92   6.67   4.90   3.84   4.88

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.87%, 2nd quarter, 1997; and
Worst Quarter was down -2.25%, 4th quarter, 1999.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.40%   4.42%   5.11%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.40%   4.40%   5.07%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.60%   4.41%   5.04%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.07%   4.59%   5.12%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.07%   4.59%   4.83%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.60   6.36  -4.98  10.86   6.98   7.27   5.94   4.58   3.96   4.90

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.78%, 3rd quarter, 1997; and
Worst Quarter was down -2.36%, 3rd quarter, 1999.

Virginia Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.16%  4.73%   5.34%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.18%  4.70%   5.18%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.33%  4.70%   5.17%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.55%  4.94%   5.36%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.56%  4.93%   5.08%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.52   7.08  -2.46   9.31   4.87   8.01   6.31   4.82   4.85   4.27

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.98%, 3rd quarter, 1997; and
Worst Quarter was down -1.59%, 2nd quarter, 2004.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.48%    2.22%
---------- --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.48%    2.21%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.05%    2.33%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.83%    2.41%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.17%    2.41%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.83   2.26   1.28   2.88

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.49%, 3rd quarter, 2004; and
Worst Quarter was down -1.85%, 2nd quarter, 2004.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.36%    2.01%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.37%    1.99%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.09%    2.12%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.76%    2.20%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.31%    2.20%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                   [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.43   2.33   1.29   3.02

                              Calendar Year End (%)



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.47%, 3rd quarter, 2006; and
Worst Quarter was down -1.79%, 2nd quarter, 2004.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.42%    2.30%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.42%    2.29%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.12%    2.41%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.78%    2.49%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.21%    2.49%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.69   2.26   1.39   2.93

                              Calendar Year End (%)



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.64%, 3rd quarter, 2004; and
Worst Quarter was down -1.93%, 2nd quarter, 2004.

RISKS SUMMARY

--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.


MUNICIPAL MARKET RISK
This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK
Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

DIVERSIFICATION RISK

Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.


DERIVATIVES RISK
The Portfolios may use derivative securities. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

--------------------------------------------------------------------------------------------------------------------------------
                                                Municipal Interest                             Diversifi-
                                         Market  Market     Rate   Credit Inflation Prepayment   cation   Derivatives Liquidity
Fund                                      Risk    Risk      Risk    Risk    Risk       Risk       Risk       Risk       Risk
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein National Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured National
 Portfolio                                 .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein California Portfolio     .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured California
 Portfolio                                 .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Arizona Portfolio        .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Florida Portfolio        .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                                 .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Michigan Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Minnesota Portfolio      .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New Jersey Portfolio     .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New York Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Ohio Portfolio           .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Pennsylvania Portfolio   .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Virginia Portfolio       .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio           .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                      .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                        .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------

                                         Management
Fund                                        Risk
---------------------------------------------------
AllianceBernstein National Portfolio         .
---------------------------------------------------
AllianceBernstein Insured National
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein California Portfolio       .
---------------------------------------------------
AllianceBernstein Insured California
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein Arizona Portfolio          .
---------------------------------------------------
AllianceBernstein Florida Portfolio          .
---------------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein Michigan Portfolio         .
---------------------------------------------------
AllianceBernstein Minnesota Portfolio        .
---------------------------------------------------
AllianceBernstein New Jersey Portfolio       .
---------------------------------------------------
AllianceBernstein New York Portfolio         .
---------------------------------------------------
AllianceBernstein Ohio Portfolio             .
---------------------------------------------------
AllianceBernstein Pennsylvania Portfolio     .
---------------------------------------------------
AllianceBernstein Virginia Portfolio         .
---------------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio             .
---------------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                        .
---------------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                          .
---------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                   Class A   Class B     Class C
                                                                   Shares    Shares      Shares
----------------------------------------------------------------- --------- ---------- -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
 of offering price)                                               4.25% (a)    None       None

Maximum Deferred Sales Charge (Load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower)       None (a)  3.00% (a)* 1.00% (a)**

Exchange Fee                                                        None       None       None


(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B Shares automatically convert to Class A Shares after 6 years.
  For Class B shares the CDSC decreases 1.00% annually to 0% after the 3/rd/ year.
**For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       National Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .10%    .10%    .10%
        Other Expenses
          Transfer Agent                           .07%    .08%    .07%
          Other Expenses                           .09%    .10%    .10%
                                                  ----    ----    ----
        Total Other Expenses                       .16%    .18%    .17%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.01%   1.73%   1.72%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.23)%  (.25)%  (.24)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .78%   1.48%   1.48%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  492   $  441   $  141    $  241   $  141
After 3 years*   $  701   $  611   $  511    $  509   $  509
After 5 years*   $  928   $  906   $  906    $  902   $  902
After 10 years*  $1,580   $1,645   $1,645    $2,002   $2,002

--------------------------------------------------------------------------------

Please refer to footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Insured National Portfolio                ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .23%    .23%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .29%    .30%    .29%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.04%   1.75%   1.74%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                           0%   (.01)%     0%
                                                  ----    ----    ----
        Net Expenses (b)                          1.04%   1.74%   1.74%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  527   $  477   $  177    $  277   $  177
After 3 years    $  742   $  650   $  550    $  548   $  548
After 5 years    $  975   $  948   $  948    $  944   $  944
After 10 years   $1,642   $1,702   $1,702    $2,052   $2,052



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       California Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .06%    .06%    .07%
                                                  ----    ----    ----
        Total Other Expenses                       .10%    .11%    .11%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .85%   1.56%   1.56%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.08)%  (.09)%  (.09)%
                                                  ----    ----    ----
        Net Expenses (b)                           .77%   1.47%   1.47%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  500   $  450   $  150    $  250   $  150
After 3 years*   $  677   $  584   $  484    $  484   $  484
After 5 years*   $  869   $  841   $  841    $  841   $  841
After 10 years*  $1,422   $1,482   $1,482    $1,849   $1,849



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Insured California Portfolio              ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .24%    .24%    .24%
                                                  ----    ----    ----
        Total Other Expenses                       .28%    .29%    .28%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses (b)    1.03%   1.74%   1.73%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  526   $  477   $  177    $  276   $  176
After 3 years    $  739   $  648   $  548    $  545   $  545
After 5 years    $  969   $  944   $  944    $  939   $  939
After 10 years   $1,631   $1,692   $1,692    $2,041   $2,041



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Arizona Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .03%    .04%    .04%
          Other Expenses                           .17%    .17%    .16%
                                                  ----    ----    ----
        Total Other Expenses                       .20%    .21%    .20%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .95%   1.66%   1.65%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.17)%  (.18)%  (.17)%
                                                  ----    ----    ----
        Net Expenses (b)                           .78%   1.48%   1.48%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  501   $  451   $  151    $  251   $  151
After 3 years*   $  699   $  606   $  506    $  504   $  504
After 5 years*   $  912   $  885   $  885    $  881   $  881
After 10 years*  $1,527   $1,587   $1,587    $1,940   $1,940


--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Florida Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .05%    .05%    .05%
        Other Expenses
          Transfer Agent                           .03%    .04%    .03%
          Other Expenses                           .15%    .15%    .15%
                                                  ----    ----    ----
        Total Other Expenses                       .18%    .19%    .18%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .98%   1.69%   1.68%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.15)%  (.16)%  (.15)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .83%   1.53%   1.53%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  501   $  451   $  151    $  251   $  151
After 3 years*   $  705   $  612   $  512    $  510   $  510
After 5 years*   $  925   $  898   $  898    $  894   $  894
After 10 years*  $1,558   $1,618   $1,618    $1,970   $1,970



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Massachusetts Portfolio                   ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .07%    .07%    .07%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .22%    .24%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .27%    .29%    .28%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.09%   1.81%   1.80%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.20)%  (.22)%  (.21)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .89%   1.59%   1.59%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  505   $  455   $  155    $  255   $  155
After 3 years*   $  731   $  641   $  541    $  539   $  539
After 5 years*   $  975   $  953   $  953    $  949   $  949
After 10 years*  $1,674   $1,739   $1,739    $2,093   $2,093



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Michigan Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .23%    .23%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .29%    .30%    .29%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.04%   1.75%   1.74%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.06)%  (.06)%  (.06)%
                                                  ----    ----    ----
        Net Expenses (b)                           .98%   1.69%   1.68%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  521   $  472   $  172    $  271   $  171
After 3 years*   $  736   $  645   $  545    $  542   $  542
After 5 years*   $  969   $  943   $  943    $  938   $  938
After 10 years*  $1,637   $1,698   $1,698    $2,047   $2,047



                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Minnesota Portfolio                       ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .08%    .08%    .08%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .29%    .29%    .29%
                                                  ----    ----    ----
        Total Other Expenses                       .34%    .35%    .34%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.17%   1.88%   1.87%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.19)%  (.20)%  (.19)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .98%   1.68%   1.68%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  513   $  463   $  163    $  263   $  163
After 3 years*   $  755   $  664   $  564    $  562   $  562
After 5 years*   $1,016   $  990   $  990    $  986   $  986
After 10 years*  $1,762   $1,822   $1,822    $2,168   $2,168


--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       New Jersey Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .15%    .15%    .15%
        Other Expenses
          Transfer Agent                           .05%    .06%    .06%
          Other Expenses                           .20%    .20%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .26%    .25%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.15%   1.86%   1.85%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.13)%  (.14)%  (.13)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                       1.02%   1.72%   1.72%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  510   $  460   $  160    $  260   $  160
After 3 years*   $  748   $  657   $  557    $  555   $  555
After 5 years*   $1,005   $  979   $  979    $  975   $  975
After 10 years*  $1,739   $1,800   $1,800    $2,146   $2,146


                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       New York Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .08%    .08%    .09%
                                                  ----    ----    ----
        Total Other Expenses                       .14%    .15%    .15%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .89%   1.60%   1.60%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.31)%  (.32)%  (.32)%
                                                  ----    ----    ----
        Net Expenses (b)                           .58%   1.28%   1.28%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  482   $  430   $  130    $  230   $  130
After 3 years*   $  667   $  574   $  474    $  474   $  474
After 5 years*   $  868   $  841   $  841    $  841   $  841
After 10 years*  $1,447   $1,507   $1,507    $1,873   $1,873


                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Ohio Portfolio                            ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .23%    .24%    .23%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .98%   1.69%   1.68%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.13)%  (.14)%  (.13)%
                                                  ----    ----    ----
        Net Expenses (b)                           .85%   1.55%   1.55%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  508   $  458   $  158    $  258   $  158
After 3 years*   $  711   $  619   $  519    $  517   $  517
After 5 years*   $  932   $  905   $  905    $  900   $  900
After 10 years*  $1,564   $1,624   $1,624    $1,976   $1,976


                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Pennsylvania Portfolio                    ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .11%    .11%    .11%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .20%    .20%    .21%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .26%    .26%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.11%   1.82%   1.82%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.05)%  (.06)%  (.06)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                       1.06%   1.76%   1.76%
                                                  ====    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  518   $  468   $  168    $  268   $  168
After 3 years*   $  748   $  656   $  556    $  556   $  556
After 5 years*   $  996   $  969   $  969    $  969   $  969
After 10 years*  $1,706   $1,766   $1,766    $2,123   $2,123


--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Virginia Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .02%    .02%    .02%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .19%    .20%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .25%    .24%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.01%   1.72%   1.71%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.27)%  (.28)%  (.27)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .74%   1.44%   1.44%
                                                  ====    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  495   $  445   $  145    $  245   $  145
After 3 years*   $  705   $  613   $  513    $  511   $  511
After 5 years*   $  932   $  905   $  905    $  901   $  901
After 10 years*  $1,584   $1,644   $1,644    $1,995   $1,995



                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate Diversified Municipal        Class A Class B Class C
       Portfolio                                 ------- ------- -------
        Management Fees                            .46%    .46%    .46%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .08%    .07%    .08%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .12%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .89%   1.58%   1.59%
                                                   ===    ====    ====



                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  512   $  461   $  161    $  262   $  162
After 3 years*   $  697   $  599   $  499    $  502   $  502
After 5 years*   $  897   $  860   $  860    $  866   $  866
After 10 years*  $1,474   $1,523   $1,523    $1,889   $1,889



                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate California                   Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .49%    .49%    .49%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .04%    .04%
          Other Expenses                           .06%    .07%    .06%
                                                   ---    ----    ----
        Total Other Expenses                       .10%    .11%    .10%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .89%   1.60%   1.59%
                                                   ===    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  512   $  463   $  163    $  262   $  162
After 3 years*   $  697   $  605   $  505    $  502   $  502
After 5 years*   $  897   $  871   $  871    $  866   $  866
After 10 years*  $1,474   $1,535   $1,535    $1,889   $1,889


                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate New York                     Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .48%    .48%    .48%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .08%    .08%    .08%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .13%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .91%   1.61%   1.61%
                                                   ===    ====    ====


                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  514   $  464   $  164    $  264   $  164
After 3 years*   $  703   $  608   $  508    $  508   $  508
After 5 years*   $  907   $  876   $  876    $  876   $  876
After 10 years*  $1,497   $1,552   $1,552    $1,911   $1,911


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.
(a)The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms.
(b)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.
(c)If interest expenses were excluded, net expenses would be as follows:



                                        Class A Class B Class C
                                        ------- ------- -------
                National Portfolio       .68%    1.38%   1.38%
                Florida Portfolio        .78%    1.48%   1.48%
                Massachusetts Portfolio  .82%    1.52%   1.52%
                Minnesota Portfolio      .90%    1.60%   1.60%
                New Jersey Portfolio     .87%    1.57%   1.57%
                Pennsylvania Portfolio   .95%    1.65%   1.65%
                Virginia Portfolio       .72%    1.42%   1.42%

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares


You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.


Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.


If you are an existing Portfolio shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and


.. Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.


Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Each Portfolio has adopted plans under Commission Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A             .30%
Class B            1.00%
Class C            1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares.) The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio within one year, all investments in Class A shares of a Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.


Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


Year Since Purchase CDSC
------------------- -----
      First         3.00%
      Second        2.00%
      Third         1.00%
      Fourth         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Portfolio's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares


Breakpoints or Quantity Discounts Offered by the Portfolios
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;


.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;


.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.


CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;


.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or


.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their Automatic Investment Program despite the $50 monthly minimum discussed above. Please see a Portfolio's SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.


Systematic Withdrawal Plan

The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.


SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  -upfront sales commissions,
  -Rule 12b-1 fees,
  -additional distribution support,
  -defrayal of costs for educational seminars and training, and -payments related to providing shareholder record-keeping and/or transfer agency services.


  Please read this Prospectus carefully for information on this compensation.



Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.



As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  A.G. Edwards

  AIG Advisor Group

  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.


  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network

  Donegal Securities

  Independent Financial Marketing Group
  ING Advisors Network


  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch

  MetLife Securities

  Morgan Stanley
  Mutual Service Corporation
  National Financial


  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher

  Robert W. Baird

  Securities America

  Signator Investor

  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:


          AllianceBernstein Investor Services, Inc.

          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:


          AllianceBernstein Investor Services, Inc.

          8000 IH 10 W, 4/th/ floor
          San Antonio, TX 78230


.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.


By Telephone:

.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Each Portfolio's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.


Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  Transaction Surveillance Procedures. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


.. Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Portfolio will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may


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


 consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board of Directors/Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Portfolios' investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's SAI.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General

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


obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. It is expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.



As of the following Portfolios' fiscal years ended in 2006, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:



                                         Below     AMT-
                                       Investment Subject
Portfolio              AAA AA   A  BBB   Grade     Bonds
---------              --- --  --  --- ---------- -------
AllianceBernstein
 Municipal Portfolios:
National               37% 22% 10% 19%     12%      19%
Insured National       71  27   2   0       0        0
Arizona                64   8   6  18       4       10
California             56   4  16  17       7       13
Insured California     94   6   0   0       0        0
Florida                56  15  10  11       8       29
Massachusetts          67  18   3   8       4       19
Michigan               56  25   3  10       6       18
Minnesota              55  19  19   5       2       21
New Jersey             52  21  13   9       5       24
New York               61  19   8   6       6       14
Ohio                   58  10  17  10       5       14
Pennsylvania           58  12  12  10       8       15
Virginia               53  27   7   6       7       36
AllianceBernstein
 Intermediate
 Municipal Portfolios:
Intermediate
 Diversified Municipal 70  16   5   3       6        4
Intermediate
 California Municipal  69  12   9   4       6        4
Intermediate
 New York Municipal    69  20   2   3       6        5


Derivatives. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


The principal types of derivatives in which the Portfolios invest are options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly,

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



or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations. The Portfolios may use the following types of derivatives.

.. Forwards--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.

.. Futures and Options on Futures Contracts--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). The Portfolios' investment in and limitations with respect to options include the following:


   Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

.. Swap Transactions--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:

   Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

   Swaptions, Caps and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate trans-actions that may be entered into by a Portfolio that is permitted to enter into such transactions. No Alliance-Bernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio.

   Each Portfolio that may enter into interest rate swap, swaptions, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

   Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


..  Other Derivative Investments.

   Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.


Illiquid Securities. Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.

Investments in Other Investment Companies. The Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities. For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Repurchase Agreements. Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Variable, Floating and Inverse Floating Rate Instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

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






Unrated Securities. A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with a Portfolio's objectives and policies.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders.
The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Holdings. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAIs.


MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which over $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately
4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:



                                               Fee as a
                                             percentage of
                                             average daily Fiscal Year
          Portfolio                           net assets*     Ended
          ---------                          ------------- -----------
          AllianceBernstein Municipal
           Portfolios:
          National Portfolio                      .21%      10/31/06
          Insured National Portfolio              .45%      10/31/06
          California Portfolio                    .36%      10/31/06
          Insured California Portfolio            .45%      10/31/06
          Arizona Portfolio                       .28%       9/30/06
          Florida Portfolio                       .30%       9/30/06
          Massachusetts Portfolio                 .24%       9/30/06
          Michigan Portfolio                      .45%       9/30/06
          Minnesota Portfolio                     .34%       9/30/06
          New Jersey Portfolio                    .32%       9/30/06
          New York Portfolio                      .13%      10/31/06
          Ohio Portfolio                          .32%       9/30/06
          Pennsylvania Portfolio                  .40%       9/30/06
          Virginia Portfolio                      .18%       9/30/06
          AllianceBernstein Intermediate
           Municipal Portfolios:
          Intermediate Diversified Municipal
           Portfolio                              .46%       9/30/06
          Intermediate California Municipal
           Portfolio                              .49%       9/30/06
          Intermediate New York Municipal
           Portfolio                              .48%       9/30/06


--------
* Fees are stated net of any waivers and/or reimbursements. See the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.


A discussion regarding the basis of the Board of Directors'/Trustees' approval of each Portfolio's investment advisory contract is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four persons within the Municipal Bond Investment team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                     Principal Occupation During the
       Employee; Title; Year               Past Five (5) Years
       ---------------------         -------------------------------
Michael Brooks                       Vice President of the Adviser,
Senior Vice President                with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 1999 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

Fred S. Cohen                        Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 1994 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

R. B. Davidson III                   Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since inception with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

Terrance T. Hults                    Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 1995 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 2002 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)



The Portfolios' SAIs have more detailed information about the Adviser and other Portfolio service providers.


The Portfolios' SAIs provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

LEGAL PROCEEDINGS



As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Portfolios, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waving a portion of the advisory fee it receives for managing the Portfolios. On September 7, 2004, each Portfolio's advisory agreement was amended to reflect the reduced advisory fee.


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.; AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the

Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions and all removed state court actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006, the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et

al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plain-tiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.


There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
General

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.


The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.


Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios
Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.


Florida Portfolio. Portfolio shares were exempt from the Florida intangible personal property tax, which was repealed effective January 1, 2007. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.


Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corpo-rate shareholders are subject to the Minnesota franchise tax.


New Jersey Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.


New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.


GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Commission is the Securities and Exchange Commission.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).
This information has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                       Income from Investment Operations       Less Dividends and Distributions
                                     -------------------------------------  ---------------------------------------
                                                  Net Gains or
                           Net Asset     Net        Losses on               Dividends  Distributions
                            Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                           Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period      of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------      --------- ----------- --------------- ---------- ---------- -------------- -------------
National Portfolio
 Class A
 Year Ended 10/31/06......  $10.05      $0.46        $ 0.17        $ 0.63     $(0.46)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.13       0.47         (0.07)         0.40      (0.48)        0.00          0.00
 Year Ended 10/31/04**....    9.96       0.50          0.17          0.67      (0.50)        0.00          0.00
 Year Ended 10/31/03......    9.80       0.52          0.18          0.70      (0.54)        0.00          0.00
 Year Ended 10/31/02......   10.34       0.54         (0.53)         0.01      (0.54)       (0.01)         0.00
 Class B
 Year Ended 10/31/06......  $10.04      $0.39        $ 0.17        $ 0.56     $(0.39)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.12       0.40         (0.07)         0.33      (0.41)        0.00          0.00
 Year Ended 10/31/04**....    9.95       0.43          0.17          0.60      (0.43)        0.00          0.00
 Year Ended 10/31/03......    9.79       0.45          0.18          0.63      (0.47)        0.00          0.00
 Year Ended 10/31/02......   10.33       0.46         (0.52)        (0.06)     (0.47)       (0.01)         0.00
 Class C
 Year Ended 10/31/06......  $10.05      $0.39        $ 0.16        $ 0.55     $(0.39)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.13       0.40         (0.07)         0.33      (0.41)        0.00          0.00
 Year Ended 10/31/04**....    9.95       0.43          0.18          0.61      (0.43)        0.00          0.00
 Year Ended 10/31/03......    9.79       0.45          0.18          0.63      (0.47)        0.00          0.00
 Year Ended 10/31/02......   10.34       0.47         (0.54)        (0.07)     (0.47)       (0.01)         0.00
Insured National Portfolio
 Class A
 Year Ended 10/31/06......  $10.18      $0.41        $ 0.09        $ 0.50     $(0.41)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.29       0.42         (0.11)         0.31      (0.42)        0.00          0.00
 Year Ended 10/31/04**....   10.11       0.44          0.20          0.64      (0.46)        0.00          0.00
 Year Ended 10/31/03......    9.92       0.47          0.14          0.61      (0.42)        0.00          0.00
 Year Ended 10/31/02......   10.07       0.45         (0.14)         0.31      (0.45)       (0.01)         0.00
 Class B
 Year Ended 10/31/06......  $10.15      $0.34        $ 0.10        $ 0.44     $(0.34)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.26       0.35         (0.11)         0.24      (0.35)        0.00          0.00
 Year Ended 10/31/04**....   10.09       0.36          0.19          0.55      (0.38)        0.00          0.00
 Year Ended 10/31/03......    9.89       0.40          0.16          0.56      (0.36)        0.00          0.00
 Year Ended 10/31/02......   10.05       0.37         (0.14)         0.23      (0.38)       (0.01)         0.00
 Class C
 Year Ended 10/31/06......  $10.16      $0.34        $ 0.09        $ 0.43     $(0.34)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.27       0.35         (0.11)         0.24      (0.35)        0.00          0.00
 Year Ended 10/31/04**....   10.09       0.37          0.19          0.56      (0.38)        0.00          0.00
 Year Ended 10/31/03......    9.90       0.40          0.15          0.55      (0.36)        0.00          0.00
 Year Ended 10/31/02......   10.05       0.37         (0.13)         0.24      (0.38)       (0.01)         0.00
California Portfolio
 Class A
 Year Ended 10/31/06......  $10.86      $0.47        $ 0.21        $ 0.68     $(0.47)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.48         (0.07)         0.41      (0.48)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.51          0.30          0.81      (0.51)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.53         (0.19)         0.34      (0.55)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.55         (0.15)         0.40      (0.54)       (0.02)         0.00
 Class B
 Year Ended 10/31/06......  $10.86      $0.40        $ 0.21        $ 0.61     $(0.40)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.40         (0.07)         0.33      (0.40)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.44          0.30          0.74      (0.44)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.47         (0.14)         0.33      (0.47)       (0.02)         0.00
 Class C
 Year Ended 10/31/06......  $10.86      $0.40        $ 0.21        $ 0.61     $(0.40)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.40         (0.07)         0.33      (0.40)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.44          0.30          0.74      (0.44)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.47         (0.14)         0.33      (0.47)       (0.02)         0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.46)     $10.22      6.43%      $349,884        0.68%(c)(d)     4.56%(d)      22%
    (0.48)      10.05      3.95        337,201        0.68(c)         4.65          25
    (0.50)      10.13      6.92        344,557        0.68(c)         4.94          47
    (0.54)       9.96      7.32        373,416        0.68(c)         5.25          35
    (0.55)       9.80      0.06        411,408        0.65(c)         5.28          63

   $(0.39)     $10.21      5.70%      $ 37,399        1.38%(c)(d)     3.89%(d)      22%
    (0.41)      10.04      3.25         49,801        1.38(c)         3.96          25
    (0.43)      10.12      6.18         72,264        1.39(c)         4.24          47
    (0.47)       9.95      6.57        101,287        1.39(c)         4.54          35
    (0.48)       9.79     (0.62)       122,656        1.35(c)         4.57          63

   $(0.39)     $10.21      5.59%      $ 62,447        1.38%(c)(d)     3.87%(d)      22%
    (0.41)      10.05      3.24         61,622        1.38(c)         3.96          25
    (0.43)      10.13      6.28         68,769        1.38(c)         4.24          47
    (0.47)       9.95      6.57         82,167        1.38(c)         4.55          35
    (0.48)       9.79     (0.72)        93,032        1.35(c)         4.58          63

   $(0.41)     $10.27      4.98%      $124,967        1.04%(e)(d)     4.00%(d)      10%
    (0.42)      10.18      3.05        124,957        1.04(e)         4.07          17
    (0.46)      10.29      6.42        129,888        1.03(e)         4.28          12
    (0.42)      10.11      6.32        139,179        1.04(e)         4.69          28
    (0.46)       9.92      3.13        164,154        1.01(e)         4.49          43

   $(0.34)     $10.25      4.36%      $ 11,477        1.74%(e)(d)     3.32%(d)      10%
    (0.35)      10.15      2.34         16,375        1.74(e)         3.39          17
    (0.38)      10.26      5.60         22,968        1.74(e)         3.58          12
    (0.36)      10.09      5.71         34,243        1.75(e)         4.00          28
    (0.39)       9.89      2.34         35,048        1.72(e)         3.79          43

   $(0.34)     $10.25      4.26%      $ 11,277        1.74%(e)(d)     3.31%(d)      10%
    (0.35)      10.16      2.34         11,732        1.74(e)         3.38          17
    (0.38)      10.27      5.71         12,198        1.73(e)         3.59          12
    (0.36)      10.09      5.60         14,149        1.74(e)         3.98          28
    (0.39)       9.90      2.44         17,592        1.71(e)         3.78          43

   $(0.47)     $11.07      6.42%      $594,150        0.77%(f)(d)     4.33%(d)      10%
    (0.48)      10.86      3.78        590,042        0.77(f)         4.36          17
    (0.51)      10.93      7.80        587,874        0.78(f)         4.75          34
    (0.55)      10.63      3.15        644,868        0.77(f)         4.93          33
    (0.56)      10.84      3.82        725,242        0.76(f)         5.05          23

   $(0.40)     $11.07      5.69%      $ 80,928        1.47%(f)(d)     3.64%(d)      10%
    (0.40)      10.86      3.06        122,128        1.47(f)         3.66          17
    (0.44)      10.93      7.05        175,215        1.48(f)         4.05          34
    (0.47)      10.63      2.43        237,147        1.48(f)         4.22          33
    (0.49)      10.84      3.10        279,697        1.46(f)         4.35          23

   $(0.40)     $11.07      5.69%      $120,067        1.47%(f)(d)     3.64%(d)      10%
    (0.40)      10.86      3.06        125,067        1.47(f)         3.66          17
    (0.44)      10.93      7.05        141,031        1.48(f)         4.05          34
    (0.47)      10.63      2.43        170,003        1.47(f)         4.23          33
    (0.49)      10.84      3.10        209,008        1.46(f)         4.35          23


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                         Income from Investment Operations       Less Dividends and Distributions
                                       -------------------------------------- --------------------------------------
                                                    Net Gains or
                             Net Asset     Net        Losses on               Dividends  Distributions
                              Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                             Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period        of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------        --------- ----------- --------------- ---------- ---------- -------------- -------------
Insured California Portfolio
 Class A
 Year Ended 10/31/06........  $14.01      $0.53        $ 0.17        $0.70      $(0.53)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.21       0.57         (0.20)        0.37       (0.57)        0.00          0.00
 Year Ended 10/31/04**......   14.03       0.61          0.18         0.79       (0.61)        0.00          0.00
 Year Ended 10/31/03........   14.17       0.60         (0.12)        0.48       (0.62)        0.00          0.00
 Year Ended 10/31/02........   14.45       0.62         (0.12)        0.50       (0.62)       (0.04)        (0.12)
 Class B
 Year Ended 10/31/06........  $14.01      $0.44        $ 0.16        $0.60      $(0.43)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.20       0.47         (0.19)        0.28       (0.47)        0.00          0.00
 Year Ended 10/31/04**......   14.02       0.50          0.19         0.69       (0.51)        0.00          0.00
 Year Ended 10/31/03........   14.16       0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year Ended 10/31/02........   14.46       0.52         (0.14)        0.38       (0.53)       (0.03)        (0.12)
 Class C
 Year Ended 10/31/06........  $14.00      $0.43        $ 0.17        $0.60      $(0.43)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.20       0.47         (0.20)        0.27       (0.47)        0.00          0.00
 Year Ended 10/31/04**......   14.02       0.51          0.18         0.69       (0.51)        0.00          0.00
 Year Ended 10/31/03........   14.16       0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year Ended 10/31/02........   14.47       0.52         (0.15)        0.37       (0.53)       (0.03)        (0.12)
Arizona Portfolio
 Class A
 Year Ended 9/30/06.........  $11.06      $0.45        $ 0.01        $0.46      $(0.45)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.95       0.47          0.11         0.58       (0.47)        0.00          0.00
 Year Ended 9/30/04**.......   10.76       0.51          0.19         0.70       (0.51)        0.00          0.00
 Year Ended 9/30/03.........   11.02       0.51         (0.26)        0.25       (0.51)        0.00          0.00
 Year Ended 9/30/02.........   10.80       0.51          0.26         0.77       (0.51)       (0.04)         0.00
 Class B
 Year Ended 9/30/06.........  $11.04      $0.38        $ 0.00        $0.38      $(0.37)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.94       0.39          0.10         0.49       (0.39)        0.00          0.00
 Year Ended 9/30/04**.......   10.74       0.43          0.20         0.63       (0.43)        0.00          0.00
 Year Ended 9/30/03.........   11.00       0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year Ended 9/30/02.........   10.78       0.43          0.27         0.70       (0.43)       (0.05)         0.00
 Class C
 Year Ended 9/30/06.........  $11.04      $0.37        $ 0.01        $0.38      $(0.37)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.94       0.39          0.10         0.49       (0.39)        0.00          0.00
 Year Ended 9/30/04**.......   10.74       0.43          0.20         0.63       (0.43)        0.00          0.00
 Year Ended 9/30/03.........   11.00       0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year Ended 9/30/02.........   10.78       0.43          0.27         0.70       (0.43)       (0.05)         0.00
Florida Portfolio
 Class A
 Year Ended 9/30/06.........  $10.28      $0.46        $ 0.04        $0.50      $(0.46)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.25       0.47          0.03         0.50       (0.47)        0.00          0.00
 Year Ended 9/30/04**.......   10.17       0.49          0.08         0.57       (0.49)        0.00          0.00
 Year Ended 9/30/03.........   10.34       0.49         (0.13)        0.36       (0.53)        0.00          0.00
 Year Ended 9/30/02.........   10.16       0.52          0.19         0.71       (0.52)       (0.01)         0.00
 Class B
 Year Ended 9/30/06.........  $10.29      $0.39        $ 0.03        $0.42      $(0.39)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.26       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**.......   10.18       0.42          0.08         0.50       (0.42)        0.00          0.00
 Year Ended 9/30/03.........   10.35       0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year Ended 9/30/02.........   10.17       0.45          0.18         0.63       (0.45)        0.00          0.00
 Class C
 Year Ended 9/30/06.........  $10.29      $0.39        $ 0.03        $0.42      $(0.39)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.25       0.40          0.04         0.44       (0.40)        0.00          0.00
 Year Ended 9/30/04**.......   10.18       0.42          0.07         0.49       (0.42)        0.00          0.00
 Year Ended 9/30/03.........   10.35       0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year Ended 9/30/02.........   10.17       0.45          0.18         0.63       (0.45)        0.00          0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.76)     $13.95      5.19%      $ 89,501        1.03%(g)(d)     3.85%(d)      26%
    (0.57)      14.01      2.60         97,079        1.02(g)         3.99          37
    (0.61)      14.21      5.75        103,414        1.00(g)         4.29           5
    (0.62)      14.03      3.39        124,817        1.07(g)         4.24          34
    (0.78)      14.17      3.65        144,973        1.03(g)         4.43          31

   $(0.66)     $13.95      4.45%      $ 11,013        1.74%(g)(d)     3.15%(d)      26%
    (0.47)      14.01      1.96         15,626        1.73(g)         3.29          37
    (0.51)      14.20      5.02         21,559        1.71(g)         3.58           5
    (0.52)      14.02      2.67         29,285        1.77(g)         3.52          34
    (0.68)      14.16      2.76         33,133        1.73(g)         3.70          31

   $(0.66)     $13.94      4.46%      $ 16,184        1.73%(g)(d)     3.15%(d)      26%
    (0.47)      14.00      1.88         18,204        1.73(g)         3.29          37
    (0.51)      14.20      5.02         19,603        1.70(g)         3.59           5
    (0.52)      14.02      2.67         21,951        1.77(g)         3.53          34
    (0.68)      14.16      2.69         22,715        1.73(g)         3.71          31

   $(0.45)     $11.07      4.28%      $138,880        0.78%(h)(d)     4.11%(d)      20%
    (0.47)      11.06      5.36        111,704        0.78(h)         4.22          25
    (0.51)      10.95      6.64         88,701        0.78(h)         4.69          28
    (0.51)      10.76      2.35        101,040        0.78(h)         4.72          28
    (0.55)      11.02      7.33        121,245        0.78(h)         4.73          11

   $(0.37)     $11.05      3.56%      $ 52,070        1.48%(h)(d)     3.42%(d)      20%
    (0.39)      11.04      4.56         63,255        1.48(h)         3.54          25
    (0.43)      10.94      5.98         76,951        1.48(h)         4.00          28
    (0.43)      10.74      1.62         89,938        1.48(h)         4.03          28
    (0.48)      11.00      6.65         92,349        1.48(h)         4.02          11

   $(0.37)     $11.05      3.56%      $ 25,445        1.48%(h)(d)     3.42%(d)      20%
    (0.39)      11.04      4.56         24,926        1.48(h)         3.53          25
    (0.43)      10.94      5.98         20,305        1.48(h)         4.00          28
    (0.43)      10.74      1.62         25,110        1.48(h)         4.03          28
    (0.48)      11.00      6.65         24,258        1.48(h)         4.00          11

   $(0.46)     $10.32      5.00%      $138,307        0.78%(i)(d)     4.51%(d)      27%
    (0.47)      10.28      5.01        127,541        0.78(i)         4.60          23
    (0.49)      10.25      5.78        101,529        0.78(i)         4.83          22
    (0.53)      10.17      3.54        109,543        0.78(i)         4.80          30
    (0.53)      10.34      7.21        109,373        0.78(i)         5.18          20

   $(0.39)     $10.32      4.17%      $ 38,045        1.48%(i)(d)     3.80%(d)      27%
    (0.40)      10.29      4.29         53,996        1.48(i)         3.91          23
    (0.42)      10.26      4.96         79,266        1.48(i)         4.12          22
    (0.45)      10.18      2.82        104,874        1.48(i)         4.09          30
    (0.45)      10.35      6.45        105,583        1.48(i)         4.47          20

   $(0.39)     $10.32      4.17%      $ 39,042        1.48%(i)(d)     3.80%(d)      27%
    (0.40)      10.29      4.38         39,950        1.48(i)         3.90          23
    (0.42)      10.25      4.96         39,170        1.48(i)         4.13          22
    (0.45)      10.18      2.82         46,929        1.48(i)         4.09          30
    (0.45)      10.35      6.45         49,102        1.48(i)         4.47          20


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                    Income from Investment Operations       Less Dividends and Distributions
                                  -------------------------------------- ---------------------------------------
                                               Net Gains or
                        Net Asset     Net        Losses on               Dividends  Distributions
                         Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                        Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period   of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------   --------- ----------- --------------- ---------- ---------- -------------- -------------
Massachusetts Portfolio
 Class A
 Year Ended 9/30/06....  $10.96      $0.45        $(0.02)       $0.43      $(0.45)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.92       0.47          0.05         0.52       (0.48)        0.00          0.00
 Year Ended 9/30/04**..   10.79       0.51          0.13         0.64       (0.51)        0.00          0.00
 Year Ended 9/30/03....   11.06       0.51         (0.26)        0.25       (0.52)        0.00          0.00
 Year Ended 9/30/02....   11.05       0.54          0.04         0.58       (0.54)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $10.94      $0.38        $(0.02)       $0.36      $(0.38)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.91       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**..   10.77       0.44          0.14         0.58       (0.44)        0.00          0.00
 Year Ended 9/30/03....   11.03       0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year Ended 9/30/02....   11.03       0.47          0.03         0.50       (0.47)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $10.94      $0.38        $(0.02)       $0.36      $(0.38)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.91       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**..   10.77       0.44          0.14         0.58       (0.44)        0.00          0.00
 Year Ended 9/30/03....   11.03       0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year Ended 9/30/02....   11.03       0.47          0.03         0.50       (0.47)       (0.03)         0.00
Michigan Portfolio
 Class A
 Year Ended 9/30/06....  $10.88      $0.43        $ 0.03        $0.46      $(0.42)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.79       0.46          0.09         0.55       (0.46)        0.00          0.00
 Year Ended 9/30/04**..   10.69       0.48          0.11         0.59       (0.49)        0.00          0.00
 Year Ended 9/30/03....   10.91       0.47         (0.17)        0.30       (0.52)        0.00          0.00
 Year Ended 9/30/02....   10.63       0.49          0.32         0.81       (0.49)       (0.04)         0.00
 Class B
 Year Ended 9/30/06....  $10.86      $0.35        $ 0.04        $0.39      $(0.35)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.77       0.38          0.10         0.48       (0.39)        0.00          0.00
 Year Ended 9/30/04**..   10.67       0.41          0.10         0.51       (0.41)        0.00          0.00
 Year Ended 9/30/03....   10.89       0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year Ended 9/30/02....   10.62       0.41          0.32         0.73       (0.41)       (0.05)         0.00
 Class C
 Year Ended 9/30/06....  $10.87      $0.35        $ 0.03        $0.38      $(0.35)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.77       0.38          0.10         0.48       (0.38)        0.00          0.00
 Year Ended 9/30/04**..   10.67       0.41          0.10         0.51       (0.41)        0.00          0.00
 Year Ended 9/30/03....   10.89       0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year Ended 9/30/02....   10.62       0.41          0.32         0.73       (0.41)       (0.05)         0.00
Minnesota Portfolio
 Class A
 Year Ended 9/30/06....  $10.19      $0.42        $ 0.01        $0.43      $(0.42)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.14       0.42          0.05         0.47       (0.42)        0.00          0.00
 Year Ended 9/30/04**..   10.15       0.44         (0.01)        0.43       (0.44)        0.00          0.00
 Year Ended 9/30/03....   10.31       0.45         (0.15)        0.30       (0.46)        0.00          0.00
 Year Ended 9/30/02....   10.09       0.48          0.25         0.73       (0.48)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $10.19      $0.34        $ 0.01        $0.35      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.14       0.35          0.05         0.40       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.15       0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.31       0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.08       0.40          0.27         0.67       (0.40)       (0.04)         0.00
 Class C
 Year Ended 9/30/06....  $10.20      $0.34        $ 0.01        $0.35      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.15       0.35          0.05         0.40       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.16       0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.32       0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.10       0.40          0.26         0.66       (0.40)       (0.04)         0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.45)     $10.94      4.06%       $63,120        0.82%(j)(d)     4.18%(d)      25%
    (0.48)      10.96      4.80         53,035        0.82(j)         4.29          25
    (0.51)      10.92      6.13         39,749        0.82(j)         4.73          26
    (0.52)      10.79      2.39         46,342        0.82(j)         4.71          28
    (0.57)      11.06      5.46         66,197        0.82(j)         4.97          27

   $(0.38)     $10.92      3.35%       $41,221        1.52%(j)(d)     3.49%(d)      25%
    (0.40)      10.94      4.00         50,203        1.52(j)         3.61          25
    (0.44)      10.91      5.38         63,430        1.52(j)         4.04          26
    (0.45)      10.77      1.76         73,979        1.52(j)         4.02          28
    (0.50)      11.03      4.69         79,216        1.52(j)         4.28          27

   $(0.38)     $10.92      3.35%       $38,001        1.52%(j)(d)     3.49%(d)      25%
    (0.40)      10.94      3.99         34,789        1.52(j)         3.61          25
    (0.44)      10.91      5.38         35,598        1.52(j)         4.04          26
    (0.45)      10.77      1.76         46,542        1.52(j)         4.02          28
    (0.50)      11.03      4.69         53,156        1.52(j)         4.28          27

   $(0.43)     $10.91      4.38%       $64,920        0.98%(k)(d)     3.92%(d)      17%
    (0.46)      10.88      5.16         54,635        0.99(k)         4.19          18
    (0.49)      10.79      5.65         45,362        1.01(k)         4.51          18
    (0.52)      10.69      2.66         53,022        1.01(k)         4.38          46
    (0.53)      10.91      7.87         55,396        1.01(k)         4.57          18

   $(0.36)     $10.89      3.66%       $30,813        1.69%(k)(d)     3.23%(d)      17%
    (0.39)      10.86      4.47         41,516        1.70(k)         3.50          18
    (0.41)      10.77      4.91         47,605        1.71(k)         3.81          18
    (0.44)      10.67      1.95         58,034        1.71(k)         3.69          46
    (0.46)      10.89      7.06         53,097        1.71(k)         3.88          18

   $(0.36)     $10.89      3.56%       $41,274        1.68%(k)(d)     3.23%(d)      17%
    (0.38)      10.87      4.54         43,225        1.70(k)         3.50          18
    (0.41)      10.77      4.91         43,382        1.71(k)         3.82          18
    (0.44)      10.67      1.95         54,996        1.71(k)         3.69          46
    (0.46)      10.89      7.06         57,818        1.71(k)         3.86          18

   $(0.42)     $10.20      4.29%       $71,172        0.90%(l)(d)     4.10%(d)      13%
    (0.42)      10.19      4.72         69,174        0.90(l)         4.12          14
    (0.44)      10.14      4.41         64,847        0.90(l)         4.36          19
    (0.46)      10.15      3.05         67,521        0.90(l)         4.42          32
    (0.51)      10.31      7.46         65,850        0.90(l)         4.75          29

   $(0.34)     $10.20      3.56%       $10,577        1.60%(l)(d)     3.41%(d)      13%
    (0.35)      10.19      3.99         14,424        1.60(l)         3.43          14
    (0.37)      10.14      3.68         16,976        1.60(l)         3.65          19
    (0.39)      10.15      2.34         24,366        1.60(l)         3.72          32
    (0.44)      10.31      6.84         24,340        1.60(l)         4.04          29

   $(0.34)     $10.21      3.55%       $15,635        1.60%(l)(d)     3.40%(d)      13%
    (0.35)      10.20      3.98         17,153        1.60(l)         3.42          14
    (0.37)      10.15      3.68         16,402        1.60(l)         3.65          19
    (0.39)      10.16      2.34         19,248        1.60(l)         3.70          32
    (0.44)      10.32      6.72         20,401        1.60(l)         4.01          29


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                    Income from Investment Operations       Less Dividends and Distributions
                                  -------------------------------------- ---------------------------------------
                                               Net Gains or
                        Net Asset     Net        Losses on               Dividends  Distributions
                         Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                        Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period   of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------   --------- ----------- --------------- ---------- ---------- -------------- -------------
New Jersey Portfolio
 Class A
 Year Ended 9/30/06....  $ 9.90      $0.42        $ 0.03        $0.45      $(0.42)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.42          0.07         0.49       (0.43)        0.00          0.00
 Year Ended 9/30/04**..    9.80       0.45          0.04         0.49       (0.45)        0.00          0.00
 Year Ended 9/30/03....   10.03       0.45         (0.22)        0.23       (0.46)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.48         (0.05)        0.43       (0.48)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $ 9.90      $0.35        $ 0.03        $0.38      $(0.35)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.35          0.07         0.42       (0.36)        0.00          0.00
 Year Ended 9/30/04**..    9.80       0.38          0.04         0.42       (0.38)        0.00          0.00
 Year Ended 9/30/03....   10.04       0.38         (0.23)        0.15       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $ 9.90      $0.35        $ 0.03        $0.38      $(0.35)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.35          0.07         0.42       (0.36)        0.00          0.00
 Year Ended 9/30/04**..    9.81       0.38          0.03         0.41       (0.38)        0.00          0.00
 Year Ended 9/30/03....   10.04       0.38         (0.22)        0.16       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
New York Portfolio
 Class A
 Year Ended 10/31/06...  $ 9.81      $0.42        $ 0.16        $0.58      $(0.42)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.93       0.46         (0.12)        0.34       (0.46)        0.00          0.00
 Year Ended 10/31/04**.    9.79       0.48          0.15         0.63       (0.49)        0.00          0.00
 Year Ended 10/31/03...    9.69       0.50          0.11         0.61       (0.51)        0.00          0.00
 Year Ended 10/31/02...    9.93       0.53         (0.25)        0.28       (0.52)        0.00          0.00
 Class B
 Year Ended 10/31/06...  $ 9.80      $0.35        $ 0.16        $0.51      $(0.35)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.92       0.39         (0.12)        0.27       (0.39)        0.00          0.00
 Year Ended 10/31/04**.    9.78       0.41          0.15         0.56       (0.42)        0.00          0.00
 Year Ended 10/31/03...    9.68       0.43          0.11         0.54       (0.44)        0.00          0.00
 Year Ended 10/31/02...    9.93       0.46         (0.26)        0.20       (0.45)        0.00          0.00
 Class C
 Year Ended 10/31/06...  $ 9.80      $0.35        $ 0.16        $0.51      $(0.35)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.92       0.39         (0.12)        0.27       (0.39)        0.00          0.00
 Year Ended 10/31/04**.    9.78       0.41          0.15         0.56       (0.42)        0.00          0.00
 Year Ended 10/31/03...    9.68       0.43          0.11         0.54       (0.44)        0.00          0.00
 Year Ended 10/31/02...    9.94       0.46         (0.27)        0.19       (0.45)        0.00          0.00
Ohio Portfolio
 Class A
 Year Ended 9/30/06....  $10.14      $0.41        $ 0.02        $0.43      $(0.41)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.10       0.43          0.03         0.46       (0.42)        0.00          0.00
 Year Ended 9/30/04**..   10.05       0.44          0.05         0.49       (0.44)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.46          0.05         0.51       (0.48)        0.00          0.00
 Year Ended 9/30/02....   10.01       0.50          0.04         0.54       (0.51)       (0.02)         0.00
 Class B
 Year Ended 9/30/06....  $10.13      $0.34        $ 0.02        $0.36      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.09       0.36          0.03         0.39       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.04       0.37          0.05         0.42       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.39          0.04         0.43       (0.41)        0.00          0.00
 Year Ended 9/30/02....   10.01       0.43          0.05         0.48       (0.44)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $10.13      $0.34        $ 0.03        $0.37      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.09       0.36          0.03         0.39       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.05       0.37          0.04         0.41       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.39          0.05         0.44       (0.41)        0.00          0.00
 Year Ended 9/30/02....   10.02       0.43          0.04         0.47       (0.44)       (0.03)         0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.42)     $ 9.93      4.65%      $ 83,088        0.87%(m)(d)     4.25%(d)       6%
    (0.43)       9.90      5.03         77,570        0.87(m)         4.26          38
    (0.45)       9.84      5.05         76,164        0.87(m)         4.60          15
    (0.46)       9.80      2.39         81,632        0.87(m)         4.53          45
    (0.51)      10.03      4.42         94,865        0.87(m)         4.80          49

   $(0.35)     $ 9.93      3.91%      $ 42,766        1.57%(m)(d)     3.55%(d)       6%
    (0.36)       9.90      4.30         58,706        1.57(m)         3.56          38
    (0.38)       9.84      4.41         83,835        1.57(m)         3.89          15
    (0.39)       9.80      1.56        110,294        1.57(m)         3.83          45
    (0.44)      10.04      3.79        127,025        1.57(m)         4.10          49

   $(0.35)     $ 9.93      3.92%      $ 34,042        1.57%(m)(d)     3.55%(d)       6%
    (0.36)       9.90      4.31         35,279        1.57(m)         3.56          38
    (0.38)       9.84      4.30         37,926        1.57(m)         3.89          15
    (0.39)       9.81      1.66         45,633        1.57(m)         3.83          45
    (0.44)      10.04      3.78         56,295        1.57(m)         4.10          49

   $(0.42)     $ 9.97      6.06%      $320,580        0.58%(n)(d)     4.27%(d)      39%
    (0.46)       9.81      3.46        294,005        0.58(n)         4.62          19
    (0.49)       9.93      6.58        280,213        0.59(n)         4.93          33
    (0.51)       9.79      6.39        311,596        0.58(n)         5.09          35
    (0.52)       9.69      2.89        322,621        0.58(n)         5.42          33

   $(0.35)     $ 9.96      5.33%      $114,128        1.28%(n)(d)     3.59%(d)      39%
    (0.39)       9.80      2.75        133,746        1.28(n)         3.93          19
    (0.42)       9.92      5.85        151,474        1.30(n)         4.22          33
    (0.44)       9.78      5.64        171,881        1.29(n)         4.38          35
    (0.45)       9.68      2.04        184,700        1.29(n)         4.70          33

   $(0.35)     $ 9.96      5.32%      $ 48,022        1.28%(n)(d)     3.58%(d)      39%
    (0.39)       9.80      2.74         45,956        1.28(n)         3.92          19
    (0.42)       9.92      5.85         45,121        1.29(n)         4.23          33
    (0.44)       9.78      5.64         52,206        1.29(n)         4.38          35
    (0.45)       9.68      1.94         57,386        1.29(n)         4.71          33

   $(0.41)     $10.16      4.40%      $ 87,902        0.85%(o)(d)     4.12%(d)      11%
    (0.42)      10.14      4.67         85,749        0.85(o)         4.19          23
    (0.44)      10.10      5.02         78,184        0.85(o)         4.38          33
    (0.48)      10.05      5.20         75,102        0.85(o)         4.59          23
    (0.53)      10.02      5.57         70,223        0.85(o)         4.99          34

   $(0.34)     $10.15      3.67%      $ 41,802        1.55%(o)(d)     3.42%(d)      11%
    (0.35)      10.13      3.95         55,111        1.55(o)         3.50          23
    (0.37)      10.09      4.30         70,121        1.55(o)         3.69          33
    (0.41)      10.04      4.37         83,422        1.55(o)         3.88          23
    (0.47)      10.02      4.87         73,159        1.55(o)         4.29          34

   $(0.34)     $10.16      3.78%      $ 44,023        1.55%(o)(d)     3.42%(d)      11%
    (0.35)      10.13      3.94         47,610        1.55(o)         3.49          23
    (0.37)      10.09      4.19         48,233        1.55(o)         3.69          33
    (0.41)      10.05      4.47         54,062        1.55(o)         3.89          23
    (0.47)      10.02      4.77         53,883        1.55(o)         4.29          34


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                                          Income from Investment Operations
                                                        -------------------------------------
                                                                    Net Gains or
                                             Net Asset     Net        Losses on
                                              Value,    Investment   Investments   Total from
                                             Beginning    Income   (both realized  Investment
Fiscal Year or Period                        of Period  (Loss) (a) and unrealized) Operations
---------------------                        ---------  ---------- --------------- ----------
Pennsylvania Portfolio
 Class A
 Year Ended 9/30/06.........................  $10.53      $0.42+       $ 0.05        $0.47
 Year Ended 9/30/05.........................   10.48       0.44+         0.05         0.49
 Year Ended 9/30/04**.......................   10.44       0.48+         0.04         0.52
 Year Ended 9/30/03.........................   10.58       0.50+        (0.14)        0.36
 Year Ended 9/30/02.........................   10.42       0.51+         0.18         0.69
 Class B
 Year Ended 9/30/06.........................  $10.53      $0.35+       $ 0.05        $0.40
 Year Ended 9/30/05.........................   10.48       0.37+         0.05         0.42
 Year Ended 9/30/04**.......................   10.44       0.40+         0.04         0.44
 Year Ended 9/30/03.........................   10.58       0.44+        (0.15)        0.29
 Year Ended 9/30/02.........................   10.41       0.45+         0.18         0.63
 Class C
 Year Ended 9/30/06.........................  $10.53      $0.35+       $ 0.05        $0.40
 Year Ended 9/30/05.........................   10.48       0.37+         0.05         0.42
 Year Ended 9/30/04**.......................   10.44       0.40+         0.04         0.44
 Year Ended 9/30/03.........................   10.58       0.44+        (0.15)        0.29
 Year Ended 9/30/02.........................   10.41       0.45+         0.18         0.63
Virginia Portfolio
 Class A
 Year Ended 9/30/06.........................  $10.82      $0.47+       $ 0.02        $0.49
 Year Ended 9/30/05.........................   10.77       0.49+         0.05         0.54
 Year Ended 9/30/04**.......................   10.75       0.52+         0.01         0.53
 Year Ended 9/30/03.........................   10.77       0.52+        (0.03)        0.49
 Year Ended 9/30/02.........................   10.54       0.52+         0.25         0.77
 Class B
 Year Ended 9/30/06.........................  $10.80      $0.39+       $ 0.02        $0.41
 Year Ended 9/30/05.........................   10.75       0.41+         0.05         0.46
 Year Ended 9/30/04**.......................   10.73       0.44+         0.01         0.45
 Year Ended 9/30/03.........................   10.75       0.45+        (0.04)        0.41
 Year Ended 9/30/02.........................   10.53       0.45+         0.24         0.69
 Class C
 Year Ended 9/30/06.........................  $10.79      $0.39+       $ 0.02        $0.41
 Year Ended 9/30/05.........................   10.74       0.41+         0.06         0.47
 Year Ended 9/30/04**.......................   10.73       0.44+         0.00         0.44
 Year Ended 9/30/03.........................   10.75       0.45+        (0.04)        0.41
 Year Ended 9/30/02.........................   10.52       0.45+         0.25         0.70
Intermediate Diversified Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................  $14.07      $0.42        $(0.04)       $0.38
 Year Ended 9/30/05.........................   14.27       0.40         (0.20)        0.20
 Year Ended 9/30/04**.......................   14.35       0.42         (0.08)        0.34
 Year Ended 9/30/03.........................   14.37       0.47         (0.02)        0.45
 2/01/02++ to 9/30/02.......................   14.01       0.33          0.36         0.69
 Class B
 Year Ended 9/30/06.........................  $14.07      $0.32        $(0.04)       $0.28
 Year Ended 9/30/05.........................   14.27       0.30         (0.20)        0.10
 Year Ended 9/30/04**.......................   14.35       0.32         (0.08)        0.24
 Year Ended 9/30/03.........................   14.38       0.37         (0.03)        0.34
 2/01/02++ to 9/30/02.......................   14.01       0.27          0.37         0.64
 Class C
 Year Ended 9/30/06.........................  $14.07      $0.32        $(0.04)       $0.28
 Year Ended 9/30/05.........................   14.27       0.30         (0.20)        0.10
 Year Ended 9/30/04**.......................   14.35       0.32         (0.08)        0.24
 Year Ended 9/30/03.........................   14.37(e)    0.37         (0.02)        0.35
 2/01/02++ to 9/30/02.......................   14.01       0.27          0.36         0.63
Intermediate California Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................  $14.23      $0.42        $(0.03)       $0.39
 Year Ended 9/30/05.........................   14.38       0.40         (0.14)        0.26
 Year Ended 9/30/04**.......................   14.46       0.40         (0.07)        0.33
 Year Ended 9/30/03.........................   14.59       0.43         (0.13)        0.30
 2/01/02++ to 9/30/02.......................   14.22       0.30          0.37         0.67
 Class B
 Year Ended 9/30/06.........................  $14.24      $0.32        $(0.03)       $0.29
 Year Ended 9/30/05.........................   14.39       0.30         (0.14)        0.16
 Year Ended 9/30/04**.......................   14.46       0.30         (0.06)        0.24
 Year Ended 9/30/03.........................   14.59       0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22       0.23          0.37         0.60
 Class C
 Year Ended 9/30/06.........................  $14.23      $0.32        $(0.03)       $0.29
 Year Ended 9/30/05.........................   14.38       0.30         (0.14)        0.16
 Year Ended 9/30/04**.......................   14.46       0.29         (0.07)        0.22
 Year Ended 9/30/03.........................   14.59       0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22       0.23          0.37         0.60


                                                 Less Dividends and Distributions
                                             ----------------------------------------

                                             Dividends    Distributions
                                              from Net     in Excess of  Distributions
                                             Investment   Net Investment     from
Fiscal Year or Period                          Income         Income     Capital Gains
---------------------                        ----------   -------------- -------------
Pennsylvania Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.44)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.48)          0.00          0.00
 Year Ended 9/30/03.........................    (0.50)          0.00          0.00
 Year Ended 9/30/02.........................    (0.51)         (0.02)         0.00
 Class B
 Year Ended 9/30/06.........................   $(0.35)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.37)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.40)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.01)         0.00
 Class C
 Year Ended 9/30/06.........................   $(0.35)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.37)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.40)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.01)         0.00
Virginia Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.47)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.49)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.51)          0.00          0.00
 Year Ended 9/30/03.........................    (0.51)          0.00          0.00
 Year Ended 9/30/02.........................    (0.52)         (0.02)         0.00
 Class B
 Year Ended 9/30/06.........................   $(0.39)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.41)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.43)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.02)         0.00
 Class C
 Year Ended 9/30/06.........................   $(0.39)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.42)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.43)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.02)         0.00
Intermediate Diversified Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.40)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.42)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.47)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.33)          0.00          0.00
 Class B
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.32)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.37)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
 Class C
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.32)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.37)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
Intermediate California Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.40)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.40)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.43)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.30)          0.00          0.00
 Class B
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.30)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.33)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00
 Class C
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.29)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.33)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses         (Loss)
     and       End of     Total     End of Period  to Average      to Average    Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.42)     $10.58      4.57%      $ 81,151        0.95%(p)(d)     4.00%(d)      23%
    (0.44)      10.53      4.75         78,472        0.95(p)         4.19          36
    (0.48)      10.48      5.06         74,132        0.95(p)         4.55          19
    (0.50)      10.44      3.57         84,053        0.95(p)         4.91          17
    (0.53)      10.58      6.88         99,426        0.95(p)         4.98          38

   $(0.35)     $10.58      3.84%      $ 33,448        1.65%(p)(d)     3.31%(d)      23%
    (0.37)      10.53      4.01         41,760        1.65(p)         3.49          36
    (0.40)      10.48      4.32         55,552        1.65(p)         3.85          19
    (0.43)      10.44      2.84         68,409        1.65(p)         4.21          17
    (0.46)      10.58      6.26         74,390        1.65(p)         4.35          38

   $(0.35)     $10.58      3.84%      $ 34,332        1.65%(p)(d)     3.30%(d)      23%
    (0.37)      10.53      4.02         34,705        1.65(p)         3.49          36
    (0.40)      10.48      4.32         36,168        1.65(p)         3.85          19
    (0.43)      10.44      2.84         42,917        1.65(p)         4.20          17
    (0.46)      10.58      6.26         46,296        1.65(p)         4.30          38

   $(0.47)     $10.84      4.61%      $109,343        0.72%(q)(d)     4.33%(d)      31%
    (0.49)      10.82      5.11         88,605        0.72(q)         4.48          23
    (0.51)      10.77      5.04         64,089        0.72(q)         4.82          10
    (0.51)      10.75      4.66         71,572        0.72(q)         4.87          25
    (0.54)      10.77      7.58         76,797        0.72(q)         4.95          16

   $(0.39)     $10.82      3.89%      $ 37,006        1.42%(q)(d)     3.64%(d)      31%
    (0.41)      10.80      4.36         46,489        1.42(q)         3.81          23
    (0.43)      10.75      4.32         65,978        1.42(q)         4.13          10
    (0.43)      10.73      3.94         82,541        1.42(q)         4.18          25
    (0.47)      10.75      6.78         85,842        1.42(q)         4.27          16

   $(0.39)     $10.81      3.90%      $ 34,544        1.42%(q)(d)     3.64%(d)      31%
    (0.42)      10.79      4.41         29,412        1.42(q)         3.80          23
    (0.43)      10.74      4.23         28,654        1.42(q)         4.13          10
    (0.43)      10.73      3.94         33,486        1.42(q)         4.17          25
    (0.47)      10.75      6.88         34,396        1.42(q)         4.26          16

   $(0.42)     $14.03      2.75%      $ 64,074        0.89%(d)        3.01%(d)      29%
    (0.40)      14.07      1.43         83,353        0.87            2.83          28
    (0.42)      14.27      2.39        101,899        0.87            2.95          41
    (0.47)      14.35      3.22        140,781        0.88            3.28          38
    (0.33)      14.37      5.02         81,944        0.94+++         3.42+++       22

   $(0.32)     $14.03      2.04%      $ 38,429        1.58%(d)        2.31%(d)      29%
    (0.30)      14.07      0.73         66,067        1.57            2.13          28
    (0.32)      14.27      1.68         96,064        1.57            2.25          41
    (0.37)      14.35      2.43        115,690        1.59            2.58          38
    (0.27)      14.38      4.63         53,115        1.65+++         2.75+++       22

   $(0.32)     $14.03      2.04%      $ 46,625        1.59%(d)        2.31%(d)      29%
    (0.30)      14.07      0.73         67,057        1.57            2.14          28
    (0.32)      14.27      1.68         89,439        1.57            2.25          41
    (0.37)      14.35      2.50        112,298        1.59            2.57          38
    (0.27)      14.37      4.55         51,419        1.65+++         2.71+++       22

   $(0.42)     $14.20      2.77%      $ 26,648        0.89%(d)        2.96%(d)      23%
    (0.41)      14.23      1.84         37,420        0.89            2.80          30
    (0.41)      14.38      2.32         38,422        0.88            2.79          52
    (0.43)      14.46      2.13         53,570        0.90            3.00          44
    (0.30)      14.59      4.76         34,909        0.97+++         2.98+++       31

   $(0.32)     $14.21      2.06%      $ 16,012        1.60%(d)        2.26%(d)      23%
    (0.31)      14.24      1.14         26,081        1.59            2.10          30
    (0.31)      14.39      1.67         35,723        1.58            2.08          52
    (0.33)      14.46      1.41         39,915        1.61            2.29          44
    (0.23)      14.59      4.30         18,688        1.68+++         2.27+++       31

   $(0.32)     $14.20      2.07%      $ 22,253        1.59%(d)        2.26%(d)      23%
    (0.31)      14.23      1.13         28,495        1.59            2.10          30
    (0.30)      14.38      1.60         34,859        1.58            2.09          52
    (0.33)      14.46      1.41         50,071        1.61            2.28          44
    (0.23)      14.59      4.28         23,746        1.68+++         2.28+++       31


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                                      Income from Investment Operations
                                                    --------------------------------------
                                                                 Net Gains or
                                          Net Asset     Net        Losses on
                                           Value,   Investment    Investments   Total from
                                          Beginning   Income    (both realized  Investment
Fiscal Year or Period                     of Period (Loss) +(a) and unrealized) Operations
---------------------                     --------- ----------- --------------- ----------
Intermediate New York Municipal Portfolio
 Class A
 Year Ended 9/30/06......................  $13.90      $0.43        $(0.05)       $0.38
 Year Ended 9/30/05......................   14.11       0.43         (0.21)        0.22
 Year Ended 9/30/04**....................   14.21       0.43         (0.10)        0.33
 Year Ended 9/30/03......................   14.22       0.46         (0.01)        0.45
 2/01/02++ to 9/30/02....................   13.82       0.32          0.40         0.72
 Class B
 Year Ended 9/30/06......................  $13.89      $0.34        $(0.04)       $0.30
 Year Ended 9/30/05......................   14.10       0.33         (0.21)        0.12
 Year Ended 9/30/04**....................   14.20       0.33         (0.10)        0.23
 Year Ended 9/30/03......................   14.22       0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82       0.26          0.40         0.66
 Class C
 Year Ended 9/30/06......................  $13.90      $0.34        $(0.05)       $0.29
 Year Ended 9/30/05......................   14.11       0.33         (0.21)        0.12
 Year Ended 9/30/04**....................   14.21       0.34         (0.11)        0.23
 Year Ended 9/30/03......................   14.23       0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82       0.26          0.41         0.67


                                               Less Dividends and Distributions
                                          -------------------------------------------

                                          Dividends    Distributions in
                                           from Net       Excess of     Distributions
                                          Investment    Net Investment      from
Fiscal Year or Period                       Income          Income      Capital Gains
---------------------                     ----------   ---------------- -------------
Intermediate New York Municipal Portfolio
 Class A
 Year Ended 9/30/06......................   $(0.43)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.43)          0.00            0.00
 Year Ended 9/30/04**....................    (0.43)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.46)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.32)          0.00            0.00
 Class B
 Year Ended 9/30/06......................   $(0.34)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.33)          0.00            0.00
 Year Ended 9/30/04**....................    (0.33)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.36)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.26)          0.00            0.00
 Class C
 Year Ended 9/30/06......................   $(0.34)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.33)          0.00            0.00
 Year Ended 9/30/04**....................    (0.33)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.36)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.26)          0.00            0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                        Ratios/Supplemental Data
---------------------------------  -----------------------------------------------------
                                                               Ratio of Net
    Total     Net Asset                             Ratio of     Income/
  Dividends    Value,                Net Assets,    Expenses    (Loss) to
     and       End of     Total     End of Period  to Average    Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*  Net Assets  Turnover Rate
------------- --------- ---------- --------------- ----------- ------------ -------------

   $(0.43)     $13.85      2.81%       $34,440        0.91%(d)     3.14%(d)      21%
    (0.43)      13.90      1.55         44,730        0.90         3.04          32
    (0.43)      14.11      2.37         54,246        0.88         3.07          39
    (0.46)      14.21      3.25         78,518        0.90         3.22          29
    (0.32)      14.22      5.30         36,760        0.95+++      3.39+++       37

   $(0.34)     $13.85      2.17%       $31,804        1.61(d)      2.44%(d)      21%
    (0.33)      13.89      0.85         48,851        1.60         2.34          32
    (0.33)      14.10      1.67         58,167        1.58         2.37          39
    (0.36)      14.20      2.45         62,916        1.61         2.52          29
    (0.26)      14.22      4.82         25,635        1.67+++      2.69+++       37

   $(0.34)     $13.85      2.09%       $22,482        1.61(d)      2.44%(d)      21%
    (0.33)      13.90      0.85         36,217        1.60         2.34          32
    (0.33)      14.11      1.66         53,033        1.58         2.37          39
    (0.36)      14.21      2.44         61,526        1.61         2.49          29
    (0.26)      14.23      4.89         17,847        1.66+++      2.65+++       37


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

--------------------------------------------------------------------------------

* Net of any waivers/reimbursements and interest expense.
**As of October 1, 2003 (as of November 1, 2003 with respect to National,
  Insured National, New York, California and Insured California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain
  (loss) on swap contracts; however, prior to October 1, 2003 (November 1, 2003 with respect to National, Insured National, New York, California and Insured California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended
  September 30, 2004 (October 31, 2004 with respect to National, Insured National, New York, California and Insured California), the effect of this change to the net investment income and the net realized and unrealized gain
  (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                         Class A Class B Class C
                         ------- ------- -------
National                   .01%    .01%    .01%
Insured National           .01%    .01%    .01%
New York                   .05%    .05%    .05%
California                 .00%    .00%    .00%
Insured California         .00%    .00%    .00%
Arizona                    .01%    .00%    .00%
Florida                   (.02)%  (.02)%  (.02)%
Massachusetts             (.01)%   .00%   (.01)%
Michigan                   .01%    .01%    .02%
Minnesota                  .00%    .00%    .00%
New Jersey                 .01%    .01%    .01%
Ohio                      (.04)%  (.03)%  (.04)%
Pennsylvania               .00%    .01%    .00%
Virginia                  (.02)%  (.01)%  (.02)%
Intermediate California    .00%    .00%    .00%
Intermediate Diversified   .00%    .00%    .00%
Intermediate New York      .00%    .01%    .01%

+ Net of expenses assumed and/or waived by the Adviser, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 2002 and 2003.

++Commencement of operations.
+++Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)If the National Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.14%, 1.08%, 1.11% and 1.07% for Class A shares, 1.73%, 1.85%, 1.79%, 1.81% and 1.77% for Class B shares and 1.72%, 1.85%, 1.78%, 1.81% and 1.76% for Class C shares.
(d)The ratio includes expenses attributable to the costs of proxy solicitation.
(e)If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.04%, 1.18%, 1.16% and 1.13% for Class A shares, 1.75%,
   1.75%, 1.89%, 1.87% and 1.84% for Class B shares and 1.74%, 1.75%, 1.88%,
   1.86% and 1.83% for Class C shares.
(f)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .85%, .86%, 1.01%, 1.02% and 1.01% for Class A shares, 1.56%, 1.56%,
   1.71%, 1.73% and 1.72% for Class B shares and 1.56%, 1.56%, 1.71%, 1.72% and
   1.71% for Class C shares.
(g)If the Insured California Portfolio had borne all expenses, the expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.02%, 1.07%, 1.07%, and 1.03% for Class A shares, 1.74%, 1.73%,
   1,77%, 1.77%, and 1.73% for Class B shares, 1.73%, 1.73%, 1.77%, 1.77%, and
   1.73% for Class C shares.
(h)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .95%, .97%, 1.13%, 1.11% and 1.12% for Class A shares, 1.66%, 1.68%,
   1.84%, 1.82%, and 1.82% for Class B shares and 1.65%, 1.67%, 1.84%, 1.82%
   and 1.82% for Class C shares.
(i)If the Florida Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .98%, 1.08%, 1.12%, 1.11% and 1.09% for Class A shares, 1.69%, 1.78%, 1.83%, 1.81% and 1.79% for Class B shares and 1.68%, 1.78%, 1.83%, 1.81% and 1.79% for Class C shares.
(j)If the Massachusetts Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.17%, 1.25%, 1.17%, and 1.12% for Class A shares, 1.81%, 1.88%, 1.96%, 1.89%, and 1.83% for Class B shares and 1.80%, 1.88%, 1.95%, 1.88% and 1.82% for Class C shares.
(k)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.20%, 1.20%, and 1.21% for Class A shares, 1.75%, 1.76%,
   1.91%, 1.92% and 1.92% for Class B shares and 1.74%, 1.75%, 1.90%, 1.90% and
   1.93% for Class C shares.
(l)If the Minnesota Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.17%, 1.26%, 1.32%, 1.22% and 1.29% for Class A shares, 1.88%, 1.97%, 2.04%, 1.93% and 1.99% for Class B shares and 1.87%, 1.96%, 2.03%, 1.92% and 1.99% Class C shares.
(m)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.16%, 1.23%, 1.16% and 1.11% for Class A shares, 1.86%, 1.87%, 1.94%, 1.87% and 1.82% for Class B shares and 1.85%, 1.86%, 1.93%, 1.86% and 1.81% for Class C shares.
(n)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .89%, .91%, 1.05%, 1.06% and 1.05% for Class A shares, 1.60%, 1.62%,
   1.76%, 1.77% and 1.78% for Class B shares and 1.60%, 1.61%, 1.75%, 1.77% and
   1.77% for Class C shares.
(o)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .98%, .99%, 1.14%, 1.15% and 1.15% for Class A shares, 1.69%, 1.69%, 1.85%,
   1.86% and 1.85% for Class B shares and 1.68%, 1.69%, 1.85%, 1.85% and 1.85%
   for Class C shares.

(p)If the Pennsylvania Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.20%, 1.24%, 1.16%, and 1.13% for Class A shares, 1.82%, 1.90%, 1.95%, 1.87%, and 1.84% for Class B shares and 1.82%, 1.90%, 1.94%, 1.87% and 1.83% for Class C shares.
(q)If the Virginia Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.01%, 1.09%, 1.18%, 1.15%, and 1.15% for Class A shares, 1.72%, 1.80%, 1.89%, 1.85%, and 1.86% for Class B shares and 1.71%, 1.79%, 1.88%, 1.85% and 1.86% for Class C shares.
(r)Distributions from net investment income include taxable income of:


                                             2004  2003
                                             ----- -----
Intermediate Diversified Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01
Intermediate California Municipal Portfolio
Class A                                      $0.02 $0.02
Class B                                       0.01  0.02
Class C                                       0.01  0.02
Intermediate New York Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund
Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                               National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  493.37    $ 9,985.38
  2             9,985.38      499.27     10,484.65       105.90     10,378.76
  3            10,378.76      518.94     10,897.70       110.07     10,787.53
  4            10,787.63      539.38     11,327.01       114.90     11,212.61
  5            11,212.81      560.63     11,773.24       118.91     11,654.33
  6            11,654.33      582.72     12,237.05       123.59     12,113.45
  7            12,113.45      605.67     12,719.12       128.46     12,590.55
  8            12,590.66      629.53     13,220.19       133.52     13,086.67
  9            13,086.67      654.33     13,741.00       138.78     13,602.22
  10           13,602.22      680.11     14,282.33       144.25     14,138.08
  ----------------------------------------------------------------------------
  Cumulative               $5,749.33                  $1,611.75





                           Insured National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  529.56    $ 9,949.19
  2             9,949.19      497.46     10,446.65       108.65     10,338.01
  3            10,338.01      516.90     10,854.91       112.89     10,742.01
  4            10,742.01      537.10     11,279.12       117.30     11,161.81
  5            11,161.81      558.09     11,719.90       121.89     11,598.02
  6            11,598.02      579.90     12,177.92       126.65     12,051.27
  7            12,051.27      602.56     12,653.83       131.60     12,522.23
  8            12,522.23      626.11     13,148.34       136.74     13,011.60
  9            13,011.60      650.58     13,662.18       142.09     13,520.09
  10           13,520.09      676.00     14,196.10       147.64     14,048.46
  ----------------------------------------------------------------------------
  Cumulative               $5,723.45                  $1,675.01





                              California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  502.41    $ 9,976.34
  2             9,976.34      498.82     10,475.15        89.04     10,386.11
  3            10,386.11      519.31     10,905.42        92.70     10,812.72
  4            10,812.72      540.64     11,353.36        96.50     11,256.86
  5            11,256.86      562.84     11,819.70       100.47     11,719.23
  6            11,719.23      585.96     12,305.19       104.59     12,200.60
  7            12,200.60      610.33     12,810.63       108.89     12,701.74
  8            12,701.74      635.09     13,336.63       113.36     13,223.46
  9            13,223.46      661.17     13,884.64       118.02     13,766.62
  10           13,766.52      688.33     14,454.95       122.87     14,332.08
  ----------------------------------------------------------------------------
  Cumulative               $5,781.24                  $1,448.85

                          Insured California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  528.55    $ 9,950.20
  2             9,950.20      497.51     10,447.71       107.61     10,340.09
  3            10,340.09      517.00     10,857.10       111.83     10,745.27
  4            10,745.27      537.25     11,282.54       116.21     11,166.32
  5            11,166.32      558.32     11,724.54       120.76     11,603.88
  6            11,603.88      580.19     12,184.07       125.50     12,058.58
  7            12,058.58      602.93     12,661.50       130.41     12,531.09
  8            12,531.09      626.55     13,157.65       135.52     13,022.12
  9            13,022.12      651.11     13,673.23       140.83     13,532.39
  10           13,532.39      676.62     14,209.01       146.35     14,062.66
  ----------------------------------------------------------------------------
  Cumulative               $5,726.23                  $1,663.57



                               Arizona Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  503.42    $ 9,975.33
  2             9,975.33      498.77     10,474.10        99.50     10,374.59
  3            10,374.59      518.73     10,893.32       103.49     10,789.84
  4            10,789.84      539.49     11,329.33       107.63     11,221.70
  5            11,221.70      561.08     11,782.78       111.94     11,670.85
  6            11,670.85      583.54     12,254.39       116.42     12,137.97
  7            12,137.97      606.90     12,744.87       121.08     12,623.80
  8            12,623.80      631.19     13,254.99       125.92     13,129.06
  9            13,129.06      656.45     13,785.52       130.96     13,654.55
  10           13,654.55      682.73     14,337.28       136.20     14,201.08
  ----------------------------------------------------------------------------
  Cumulative               $5,757.63                  $1,556.56



                               Florida Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  503.42    $ 9,975.33
  2           $ 9,975.33   $  498.77    $10,474.10    $  102.65    $10,371.45
  3           $10,371.45   $  518.57    $10,890.02    $  106.72    $10,783.30
  4           $10,783.30   $  539.17    $11,322.47    $  110.96    $11,211.51
  5           $11,211.51   $  560.58    $11,772.08    $  115.37    $11,656.72
  6           $11,656.72   $  582.84    $12,239.55    $  119.95    $12,119.60
  7           $12,119.60   $  605.98    $12,725.58    $  124.71    $12,600.87
  8           $12,600.87   $  630.04    $13,230.92    $  129.66    $13,101.25
  9           $13,101.25   $  655.06    $13,756.32    $  134.81    $13,621.50
  10          $13,621.50   $  681.08    $14,302.58    $  140.17    $14,162.41
  ----------------------------------------------------------------------------
  Cumulative               $5,750.84                  $1,588.41



                            Massachusetts Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  507.44    $ 9,971.31
  2           $ 9,971.31   $  498.57    $10,469.87    $  114.12    $10,355.75
  3           $10,355.75   $  517.79    $10,873.54    $  118.52    $10,755.02
  4           $10,755.02   $  537.75    $11,292.77    $  123.09    $11,169.68
  5           $11,169.68   $  558.48    $11,728.16    $  127.84    $11,600.33
  6           $11,600.33   $  580.02    $12,180.34    $  132.77    $12,047.58
  7           $12,047.58   $  602.38    $12,649.96    $  137.88    $12,512.07
  8           $12,512.07   $  625.60    $13,137.67    $  143.20    $12,994.47
  9           $12,994.47   $  649.72    $13,644.20    $  148.72    $13,495.48
  10          $13,495.48   $  674.77    $14,170.25    $  154.46    $14,015.79
  ----------------------------------------------------------------------------
  Cumulative               $5,723.83                  $1,708.04

                               Michigan Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  523.53    $ 9,955.22
  2             9,955.22      497.76     10,452.98       108.71     10,344.27
  3            10,344.27      517.21     10,861.49       112.96     10,748.53
  4            10,748.53      537.43     11,285.95       117.37     11,168.58
  5            11,168.58      558.43     11,727.01       121.96     11,605.05
  6            11,605.05      580.25     12,185.30       126.73     12,058.57
  7            12,058.57      602.93     12,661.50       131.68     12,529.82
  8            12,529.82      626.49     13,156.31       136.83     13,019.49
  9            13,019.49      650.97     13,670.46       142.17     13,528.29
  10           13,528.29      676.41     14,204.70       147.73     14,056.98
  ----------------------------------------------------------------------------
  Cumulative               $5,726.63                  $1,669.67



                              Minnesota Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   after Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  515.48    $ 9,963.27
  2           $ 9,963.27   $  498.16    $10,461.43    $  122.40    $10,339.03
  3           $10,339.03   $  516.95    $10,855.98    $  127.01    $10,728.97
  4           $10,728.97   $  536.45    $11,265.42    $  131.81    $11,133.61
  5           $11,133.61   $  556.68    $11,690.29    $  136.78    $11,553.51
  6           $11,553.51   $  577.68    $12,131.19    $  141.93    $11,989.26
  7           $11,989.26   $  599.46    $12,588.72    $  147.29    $12,441.43
  8           $12,441.43   $  622.07    $13,063.50    $  152.84    $12,910.66
  9           $12,910.66   $  645.53    $13,556.19    $  158.61    $13,397.58
  10          $13,397.58   $  669.88    $14,067.46    $  164.59    $13,902.87
  ----------------------------------------------------------------------------
  Cumulative               $5,701.62                  $1,798.74



                              New Jersey Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   after Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  512.47    $ 9,966.28
  2           $ 9,966.28   $  498.31    $10,464.60    $  120.34    $10,344.25
  3           $10,344.25   $  517.21    $10,861.47    $  124.91    $10,736.56
  4           $10,736.56   $  536.83    $11,273.39    $  129.64    $11,143.74
  5           $11,143.74   $  557.19    $11,700.93    $  134.56    $11,566.37
  6           $11,566.37   $  578.32    $12,144.69    $  139.66    $12,005.02
  7           $12,005.02   $  600.25    $12,605.28    $  144.96    $12,460.32
  8           $12,460.32   $  623.02    $13,083.33    $  150.46    $12,932.87
  9           $12,932.87   $  646.64    $13,579.52    $  156.16    $13,423.35
  10          $13,423.35   $  671.17    $14,094.52    $  162.09    $13,932.43
  ----------------------------------------------------------------------------
  Cumulative               $5,707.69                  $1,775.24



                               New York Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  463.31    $ 9,995.44
  2             9,995.44      499.77     10,495.21        93.41     10,401.80
  3            10,401.80      520.09     10,921.89        97.20     10,824.69
  4            10,824.69      541.23     11,365.92       101.16     11,264.77
  5            11,254.77      563.24     11,828.00       105.27     11,722.73
  6            11,722.73      586.14     12,308.87       109.55     12,199.32
  7            12,199.32      609.97     12,809.29       114.00     12,695.29
  8            12,695.29      634.76     13,330.05       116.64     13,211.41
  9            13,211.41      660.57     13,871.98       123.45     13,748.52
  10           13,748.52      687.43     14,435.95       128.48     14,307.47
  ----------------------------------------------------------------------------
  Cumulative               $5,781.95                  $1,452.47

                                 Ohio Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  510.46    $ 9,968.29
  2             9,968.29      498.41     10,466.71       102.57     10,364.13
  3            10,364.13      518.21     10,882.34       106.65     10,775.69
  4            10,775.69      538.78     11,314.48       110.88     11,203.60
  5            11,203.60      560.18     11,763.78       115.29     11,648.49
  6            11,648.49      582.42     12,230.92       119.86     12,111.05
  7            12,111.05      605.55     12,716.61       124.62     12,591.98
  8            12,591.98      629.60     13,221.58       129.57     13,092.01
  9            13,092.01      654.60     13,746.61       134.72     13,611.89
  10           13,611.89      680.59     14,292.48       140.07     14,152.42
  ----------------------------------------------------------------------------
  Cumulative               $5,747.09                  $1,594.69



                             Pennsylvania Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  520.51    $ 9,958.24
  2           $ 9,958.24   $  497.91    $10,456.15    $  116.06    $10,340.09
  3           $10,340.09   $  517.00    $10,857.09    $  120.51    $10,736.58
  4           $10,736.58   $  536.83    $11,273.41    $  125.13    $11,148.27
  5           $11,148.27   $  557.41    $11,705.69    $  129.93    $11,575.75
  6           $11,575.75   $  578.79    $12,154.54    $  134.92    $12,019.63
  7           $12,019.63   $  600.98    $12,620.61    $  140.09    $12,480.52
  8           $12,480.52   $  624.03    $13,104.54    $  145.46    $12,959.08
  9           $12,959.08   $  647.95    $13,607.04    $  151.04    $13,456.00
  10          $13,456.00   $  672.80    $14,128.80    $  156.83    $13,971.97
  ----------------------------------------------------------------------------
  Cumulative               $5,712.46                  $1,740.48



                               Virginia Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  497.39    $ 9,981.36
  2           $ 9,981.36   $  499.07    $10,480.43    $  105.85    $10,374.58
  3           $10,374.58   $  518.73    $10,893.31    $  110.02    $10,783.29
  4           $10,783.29   $  539.16    $11,322.45    $  114.36    $11,208.09
  5           $11,208.09   $  560.40    $11,768.50    $  118.86    $11,649.64
  6           $11,649.64   $  582.48    $12,232.12    $  123.54    $12,108.57
  7           $12,108.57   $  605.43    $12,714.00    $  128.41    $12,585.59
  8           $12,585.59   $  629.28    $13,214.87    $  133.47    $13,081.40
  9           $13,081.40   $  654.07    $13,735.47    $  138.73    $13,596.74
  10          $13,596.74   $  679.84    $14,276.58    $  144.19    $14,132.38
  ----------------------------------------------------------------------------
  Cumulative               $5,747.21                  $1,614.82



                  Intermediate Diversified Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  514.48    $ 9,964.27
  2             9,964.27      498.21     10,462.49        93.12     10,369.37
  3            10,369.37      518.47     10,887.84        96.90     10,790.94
  4            10,790.94      539.55     11,330.48       100.84     11,229.64
  5            11,229.64      561.48     11,791.12       104.94     11,686.18
  6            11,686.18      584.31     12,270.49       109.21     12,161.28
  7            12,161.28      608.06     12,769.35       113.65     12,655.70
  8            12,655.70      632.79     13,288.49       118.27     13,170.22
  9            13,170.22      658.51     13,828.73       123.08     13,705.65
  10           13,705.65      685.28     14,390.94       128.08     14,262.86
  ----------------------------------------------------------------------------
  Cumulative               $5,765.41                  $1,502.57

                  Intermediate California Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  514.48    $ 9,964.27
  2             9,964.27      498.21     10,462.49        93.12     10,369.37
  3            10,369.37      518.47     10,887.84        96.90     10,790.94
  4            10,790.94      539.55     11,330.48       100.84     11,229.64
  5            11,229.64      561.48     11,791.12       104.94     11,686.18
  6            11,686.18      584.31     12,270.49       109.21     12,161.28
  7            12,161.28      608.06     12,769.35       113.65     12,655.70
  8            12,655.70      632.79     13,288.49       118.27     13,170.22
  9            13,170.22      658.51     13,828.73       123.08     13,705.65
  10           13,705.65      685.28     14,390.94       128.08     14,262.86
  ----------------------------------------------------------------------------
  Cumulative               $5,765.41                  $1,502.57



                   Intermediate New York Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  516.49    $ 9,962.26
  2             9,962.26      498.11     10,460.37        95.19     10,365.18
  3            10,365.18      518.26     10,883.44        99.04     10,784.40
  4            10,784.40      539.22     11,323.62       103.04     11,220.58
  5            11,220.58      561.03     11,781.61       107.21     11,674.40
  6            11,674.40      583.72     12,258.12       111.55     12,146.57
  7            12,146.57      607.33     12,753.90       116.06     12,637.83
  8            12,637.83      631.89     13,269.73       120.75     13,148.97
  9            13,148.97      657.45     13,806.42       125.64     13,680.78
  10           13,680.78      684.04     14,364.82       130.72     14,234.10
  ----------------------------------------------------------------------------
  Cumulative               $5,759.80                  $1,525.69

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:



By Mail:  c/o
          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: 800-221-5672
          For Literature: 800-227-4618


Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.


                                   File Nos
                                   --------
                                   811-04791
                                   811-07618
                                   811-5555



  Privacy Notice
  (This information is not part of the Prospectus.)


  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) which include:
  (1) restricting access to such nonpublic personal information and
  (2) maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.


                                                                  PRO-0116-0207

[LOGO]
                                      ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2007

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2007, for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (each a "Portfolio" and together, the "Portfolios") of AllianceBernstein Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus"). Financial statements for the Fund for the year ended September 30, 2006 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Description of the Portfolios ..............................................
Management of the Fund .....................................................
Expenses of the Fund .......................................................
Purchase of Shares .........................................................
Redemption and Repurchase of Shares ........................................
Shareholder Services .......................................................
Net Asset Value ............................................................
Dividends, Distributions and Taxes .........................................
Portfolio Transactions .....................................................
General Information ........................................................
Financial Statements and Report of
     Registered Public Accounting Firm .....................................
Appendix A: Bond and Commercial Paper Ratings ..............................A-1

----------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

     The Fund is an open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio. Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this policy.


     As a matter of fundamental policy, each Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. These policies may not change without shareholder approval. Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's Investor Service, Inc. ("Moody's") or BBB or higher (including BBB+ and BBB-) by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information about securities ratings, please see Appendix A. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.


     Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When the Adviser believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.


     The term "net assets", as used in this SAI, means net assets plus any borrowings.


     The Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, Florida Portfolio, New Jersey Portfolio, Ohio Portfolio and Massachusetts Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified and may invest without limit in AMT-Subject bonds, as described below.

Alternative Minimum Tax
-----------------------

     Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration in a Single State
----------------------------------------

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

     The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications dated June 2005 with respect to Arizona, September 2006 with respect to Michigan, October 2006 with respect to Florida, Massachusetts, Minnesota and New Jersey, and November 2006 with respect to Ohio, Pennsylvania and Virginia in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO
-----------------

     The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what AllianceBernstein L.P., the Fund's adviser (the "Adviser") considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


     The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated June 30, 2005, as well as other State materials.

Economic Climate
----------------

     Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000), which is more than today's population of Pennsylvania and Illinois, which currently rank 6th and 5th, respectively. The continuing population growth is driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's population as of March 2005 was 6.0 million, making it the 17th largest state in the nation in 2005.


     Arizona ranked third in the nation in non-farm employment growth, based on percentage change September 2005 to September 2006, with overall growth of 4.7%, compared to the national average of 1.3%. The largest area of growth was in construction and mining. A rising population level, coupled with affordable housing and low interest rates, has provided stimulus to construction job growth.


     Arizona's total non-farm employment was 2,506,900 in 2005 and the main economic sectors included services, trade and construction. Mining and agriculture were also significant although they tend to be more capital intensive than labor intensive. The single largest economic sector in 2005 was services, employing more than 989,000 people in 2005 and retail trade provided 309,321 jobs. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year.


     In 2005, the construction sector accounted for 218,300 jobs, or approximately 8.7% of the state's employment. The manufacturing sector, also very important to Arizona's economy, accounted for 181,300 jobs or 7.2% of the state's employment in 2005.

     Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates.

     Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged an estimated $30,267 in 2005, compared to the United States average of $34,586.

Financial Condition
-------------------

     The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

     While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.

     GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2005, there were $2,938.8 million in revenue bonds, $364.0 million in GANs and $1,915.4 million in COPs outstanding.

     Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

     Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

     Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

     On a government-wide basis, the State collected $23.653 billion and spent $21.984 billion during the fiscal year ended June 30, 2005. Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2005 fiscal year with a total fund balance of $1.310 billion, having increased by $563 million during the fiscal year. Most of the increase in the General Fund balance is due to an increase in sales tax and income tax revenues.


     The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2005 fiscal year with net assets of $69.0 million and generated $397.6 million of operating revenues during that period. The Enterprise Funds as a whole ended the June 30, 2005 fiscal year with net assets of $5.5 billion and generated operating revenues of $2.4 billion during that period.

Litigation
----------

     The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

FLORIDA PORTFOLIO
-----------------

     The Florida Portfolio seeks the highest level of current income exempt from federal income tax that is available without assuming what the Adviser considers to be undue risk. The State of Florida ("Florida" or the "State") does not impose an individual income tax. As a matter of fundamental policy, the Florida Portfolio will invest at least 80% of its net assets in municipal securities the interest which is exempt from federal income tax.


     The following is based on information obtained from an Official Statement, dated October 15, 2006, relating to $200,000,000 State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Bonds, 2005 Series F.

Economic Climate
----------------

     Florida is the fourth most populous state in the nation with a population of 17.913 million, as of April 1, 2005. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. From 1993 to 2003, U.S. population increased about 1.0% annually, while Florida's population averaged a 2.2% annual increase.


     Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (18-64) grew by approximately 23.8%, representing 59.6% of the total population in 2000 and is projected to grow by 24.9% and be 60.6% of the total population by 2010. The population aged 65 and older grew by 19.2% during the same period, representing 17.6% of the total population in 2000 and is projected to be 17.8% of the total population by 2010.


     Over the years, Florida's total personal income has grown at rates similar to those of both the U.S. and other southeastern states. Florida's per capita personal income has been slightly higher than the national average for many years. From 1996 to 2005, Florida's total personal income grew by 68% and per capita income expanded approximately 40%. For the nation, total and per capita personal income increased by 57% and 43%, respectively.

     Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

     Between 1990 and 2000, the number of employed persons in Florida increased approximately 20.2%. The services sector of Florida's economy continues to grow. In 2005, services constituted 48.6% of Florida's non-farm jobs, compared to 43.3% five years earlier. The total number of non-farm jobs increased 8.9% while jobs in services increased 12.3% over the same period. During the 1990s, Florida became a leader in high-tech industrial employment, ranking first in the southeast and fifth in the nation by 1999, with the number of hi-tech jobs increasing nearly 36% over that decade.

Fiscal Condition
----------------

     The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

     Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal year, and the State may not borrow to fund governmental operations.

     The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund, which is required to be maintained in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. The majority of State tax revenues are deposited in the General Revenue Fund. The trust funds consist of monies that under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund that are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

     For fiscal year 2004-05, the actual General Revenue collections totaled $24,969.4 million, a 14.4% increase over 2003-04. For fiscal year 2005-06, the estimated General Revenue collections available totaled $26,799.5 million, a 7.3% increase over 2004-05. For fiscal year 2006-07, the estimated General Revenue collections available total $28,624.2 million, a 3.5% increase over 2005-06.

     The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

Litigation
----------

     Due to its size and broad range of activities, Florida is involved in numerous routine legal actions. The departments involved believe that the results of such litigation, pending or anticipated, will not materially affect the State's financial position.

MASSACHUSETTS PORTFOLIO
-----------------------

     The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


     The following was obtained from an Official Statement, dated October 5, 2006, relating to $520,850,000 General Obligation Refunding Bonds, 2006 Series B, and The Commonwealth of Massachusetts Information Statement dated April 18, 2006, as supplemented October 5, 2006.

Economic Climate
----------------

     Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The Commonwealth is now recovering from the recession of 2001, but is lagging behind the country in many indicators, particularly employment levels.

     Per capita personal income for Massachusetts residents was $42,102 in 2004, as compared to the national average of $33,041. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

     The Massachusetts services sector, with 35.9% of the non-agricultural work force in 2003-2004, is the largest sector in the Massachusetts economy. Government employment represents 12.9% of total non-agricultural employment in Massachusetts. Total non-agricultural employment in Massachusetts declined 2.4% in 2002 and another 1.9% in 2003 but only 0.1% in 2004. The preliminary unadjusted estimates for the first five months of 2005 are 0.8% above the same period in 2004. In 2004, manufacturing employment declined 3.2% from 2003, a much smaller decline than the annual declines in the previous three years. For the first five months of 2005 the decline was 0.2% below the corresponding 2004 average.

     The unemployment rate in Massachusetts has been consistently below that of the United States ever since the recovery from the recession of the early 1990s. The unemployment rate in Massachusetts rose slightly from 4.8% to 4.9% between November 2004 and November 2005, while the United States unemployment rate dropped from 5.4% to 5.0% during that period.


     The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2004, the four largest sectors of the total Massachusetts economy (manufacturing, real estate and rental and leasing, finance and insurance, and professional and technical services) contributed almost 48.8% of the total Massachusetts Gross State Product.

Financial Condition
-------------------

     Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1999 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in fiscal year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. As of June 30, 2005, there was $12.2 billion outstanding direct debt, with a statutory debt limit of $13.5 billion.


     The Commonwealth is authorized to issue three types of direct debt - - general obligation debt, special obligation debt and federal grant anticipation debt.

     Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.


Fiscal 2006
-----------


     On June 29, 2005, the Governor signed the General Appropriations Act (GAA) for fiscal 2006. The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The Legislature subsequently overrode $108.9 million of the Governor's vetoes, bringing the total value of the GAA to $23.915 billion. The GAA (including overrides) budgets $6.995 billion in Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt services and $11.275 for all other programs and services.


     For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration's estimate was based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. The House and Senate Ways and Means Committees estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from proposed tax loophole legislation, and $78.0 million in revenue resulting from increased audits. Both the Legislature's and Governor's gross tax estimates included $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the Massachusetts Bay Transportation Authority (MBTA), and $488.7 million in sales tax dedicated to the Massachusetts School Building Authority (MSBA). The MBTA and MSBA costs are deducted from the gross tax estimate to determine net tax revenue.


     On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance further increased the tax revenue estimate for fiscal year 2006 by $201.0 million, to $18.158 billion.


Fiscal 2007
-----------


     On July 8, 2006, the Governor signed the GAA for fiscal 2007. The budget as signed included $25.249 billion in spending ,reflecting $458.6 million in line item reductions and $118 million in reductions to transfers from the General Fund. The Legislature has subsequently overridden $427.0 million of the Governor's line item vetoes, bringing the total value of the GAA to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.


     The GAA includes several of the Governor's initiatives. The budget restores the distribution of the state's lottery revenues to the cities and towns. The fiscal 2007 distribution of $920.0 million reflects an increase of $158.6 million over the fiscal 2006 level. The budget includes the Governor's proposed reform of, and significant increases to, the state's Chapter 70 education aid program. The fiscal 2007 Chapter 70 distribution of $3.506 billion reflects an increase of $216.6 million over the fiscal 2006 level.


     The GAA, including overrides, budgets $7.423 billion for Medicaid, $4.041 billion for education excluding school building assistance, $2.086 billion for debt service and contract assistance, and $12.126 billion for all other programs and services.

Litigation
----------

     There are pending in courts within the Commonwealth various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

     The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


     The following is based on information obtained from an Official Statement of the State of Michigan, dated September 13, 2006, relating to $105,000,000 State of Michigan General Obligation Bonds, Environmental Program, Series 2006A (Tax-Exempt) and $47,000,000 State of Michigan General Obligation Bonds, Environmental Program, Series 2006B (Taxable).

Economic Climate
----------------

     In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2005, total manufacturing employment averaged 678,800, compared to 896,700 in 2000.


     Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.7% in 2000, but in 2004 and 2005, the unemployment rate rose to 7.0% and 6.7%, respectively. The national averages for the years 2004 and 2005 were 5.5% and 5.1%, respectively. Michigan's per capita income has increased since 1994, and in 2005 was $33,116, $1,470 below the national average.


     The State's economic forecast for calendar years 2006 and 2007 projects slower growth in 2007 compared to 2005 and 2006. Real GDP is projected to grow 3.5% in 2006 and 2.8% in 2007, on a calendar year basis. Light vehicle sales will total 16.7 million units in 2006 and 16.6 million units in 2007.


     The forecast assumes slowing inflation. The U.S. Consumer Price Index is projected to increase by 3.0% in 2006 and 2.5% in 2007. Ninety-day T-bill rates are expected to average 4.8% in 2006 and 5.0% in 2007. The United States' unemployment rate is projected to average 4.7% in 2006 and 4.8% in 2007.


     Michigan's economy is forecast to gradually improve with the national economy. Total wage and salary employment is projected to decrease 0.9% in 2006 and grow 0.2% in 2007. The State's unemployment rate is projected to average 6.8% for 2006 and 7.0% for 2007 as labor force increases outpace employment increases.

Financial Condition
-------------------

     As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"), Michigan's "Rainy Day Fund." Michigan may raise taxes in excess of the limit in emergency situations.


     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2004-05.

     The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

     Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

     Total revenue and other sources of funds for general governmental operations for fiscal year 2005-06 were projected to be $8,763.2 million and $8,940.8 million for fiscal year 2006-07.


     Expenditures and other uses of funds for governmental operations in fiscal year 2005-06 were projected to be $9,056.6 million, of which $1,937.8 million supported K-12 and higher education and $2,976.9 million supported health services.


     The BSF was established in 1977 to serve as the state's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $994.2 million on September 30, 2001, $415.2 million on September 30, 2002, $0 on September 30, 2003, $81.3 million on September 30, 2004 and $2.0 million on September 30, 2005.

     The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

     The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

Litigation
----------

     The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

     The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


     The following is based on information obtained from an Official Statement, dated October 24, 2006, relating to $400,000,000 State of Minnesota General Obligation State Bonds.

Economic Climate
----------------

     Minnesota's population grew from 4,390,000 in 1990 to 4,934,000 in 2000, at an average annual compound rate of 1.2%, about the same as the United States as a whole during that period. During the period 2000-2005 the population in Minnesota grew at an annual compound rate of 0.8% compared to 1.0% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8% through 2030, compared to 0.9% nationally.


     In 2005, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.


     In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.9%, exceeding the nation, whose growth increased by 19.9%. Non-farm employment data indicate that the recession that began in July 1990 was less severe in Minnesota than in the nation as a whole. The recent recession and recovery presents a more mixed picture, however. For the 2000-2003 period, Minnesota's non-farm employment declined by 0.9% compared to 1.4% nationally. However, in the 2003-2005 period, Minnesota non-farm employment grew 1.8% compared to 2.7% nationally. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2005 periods. In the durable goods industries, the State's employment in 2005 was highly concentrated in fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3% of the State's durable goods employment was concentrated in 2005, as compared to 14.7% for the United States as a whole.


     The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2005, 35.7% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 27.9% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the U.S.


     Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand employed in 1990 to 3.5 thousand employed in 2005. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.


     Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2005, Minnesota per capita personal income was 108.1% of its U.S. counterpart. In level of personal income per capita, Minnesota ranked second in 1990 and first in 2005 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2005 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.6%. During the 2000-2005 period, Minnesota non-agricultural employment grew 0.9%, while regional employment declined by 2.0%.


     During 2004 and 2005, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.6% in 2004, as compared to the national average of 5.6%, and 4.0% in 2005, compared to the national average of 5.1%.

Financial Condition
-------------------

     Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

     Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

     The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium, which began on July 1, 2005 and will end in June 30, 2007.


     The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $653 million.

Current Biennium
----------------

Fiscal Year 2006
----------------

     The January 2005 Governor's recommendation reflected a net increase in General Fund revenues of $198 million from the November 2004 forecast for the Current Biennium. Current resources (total resources less the balance from the Previous Biennium) in the January Governor's recommendation would have increased by $996 million (3.5%) over the Previous Biennium.

     The Governor included no general tax increases in his January 2005 recommendations. However, the proposed budget included $338 million in tax and non-tax revenue increases. Proposed changes in revenue compliance and collection initiatives were expected to yield $168 million. An additional $104 million was expected from continuing alcohol and car rental taxes scheduled to sunset under current law. Increased fees were expected to yield $26 million, while selective federal conformity and business tax cuts were expected to reduce revenues by $10 million in the biennium. The Governor also proposed a state partnership with several Minnesota Indian tribes to expand casino gaming. Included the Governor's budget was $200 million in expected revenues from a one-time casino license fee. The casino partnership was expected to generate over $100 million annually in following biennia.

     Other proposed changes acted to reduce general fund revenues. With these changes, total tax and non-tax revenue changes were expected to result in a net $181 million increase from forecast levels. Offsetting proposed general fund revenue increases were provisions that would reduce general fund revenues and transfer by $312 million under the Governor's proposal to restructure state health care financing, as well as dedicating a portion of general fund solid waste taxes to the state's environmental fund in a planned restructuring of a new Department of Environmental Protection.

     The January Governor's recommendation for the Current Biennium decreased General Fund spending by $510 million from the November 2004 projected forecast of current law. The total recommended spending of $29.667 billion equaled a $1.622 billion (5.8%) increase over the November 2004 forecast for the Previous Biennium.

     K-12 education accounted for $12.236 billion of total proposed expenditures -- over 40% of total General Fund spending. Proposed health and human services spending accounted for $7.901 billion, or 27% of total recommended spending. Proposed appropriations for higher education totaled $2.774 billion, 9% of the budget. Proposed tax aids and credit programs paid to local units of government totaled $2.890 billion, 10% of the budget. All other spending areas accounted for $3.866 billion, or 14% of the proposed budget.

     Current law provided for $1.003 billion in reserves, including $653 million in the Budget Reserve Account and $350 million in the Cash Flow Account. The Governor recommended maintaining reserves at this level. Total proposed reserves equaled approximately 3.4% of biennial expenditures. The Governor also recommended maintaining statutory provisions that mandate that any future forecast balance first is used to reduce school aid payment changes enacted in 2003 as part of budget balancing at that time.

     The March 2005 Governor's recommendation made a limited number of changes to proposed spending based on the higher revenue forecast. The March 2005 final Governor's recommendations included additional spending and budget adjustments totaling $225 million. Of these reductions nearly $108 million was included for proposed increases to the K-12 per pupil formula to 2.5% annually along with selected education initiatives.

     The April budget revision added $75 million to create a Federal Transition Reserve. The purpose of this reserve was to provide supplemental funding in anticipation of uncertainties of proposed federal budget reductions. The recommendation provided for this money to be appropriated to mitigate the impact of federal aid reductions or to be cancelled to the general fund budget reserve by the end of the first year of the biennium.

     The 2005 legislative session ended on the constitutional deadline of May 23, 2005. The Legislature was unable to agree on the tax and appropriation bills by that date. The Governor immediately convened a special legislative session that took place from May 24 to July 13, 2005. By June 30, 2005 only three of seven omnibus appropriation bills were enacted into law: higher education, environment and natural resources, and state government.

     On July 1, 2005 the State began a partial government shutdown for all programs for which appropriations had not been enacted. However, major portions of State programs were required to operate under district court order that mandated continuation of critical State services. The partial shutdown of services affected approximately 9,000 of 54,000 state employees. The partial government shutdown lasted until July 9, 2005, when action was taken by the Legislature to provide interim funding until remaining tax and appropriation bills were enacted. Final agreement was reached and remaining appropriation bills were passed by the Legislature on July 13, 2005.

     Based upon the Governor's budget recommendations, the planning estimates for the Next Biennium indicated that there would be structural balance of $754 million, meaning that total reserves would exceed total expenditures.

     The 2005 legislative sessions produced no significant tax law changes. General Fund resources were forecast to be $30.586 billion. This was an increase of $875 million over the amount forecast in the February 2005 forecast. This increase in resources was attributable primarily to a $304 million health impact fee on cigarettes, changes in tax compliance and collection and $82 million in other non-tax revenues that were deposited to the General Fund.

Fiscal Year 2007
----------------


     In March 2006 the Governor submitted a proposed supplemental budget to the Legislature for the Current Biennium, which was based on the February 2006 forecast of General Fund revenues and expenditures that indicated available General Fund balances totaling $405 million by June 30, 2007. The $405 million consists of an Unrestricted General Fund balance of $88 million and the Tax Relief Account balance of $317 million.


     During the 2006 legislative session, the Legislature enacted revenue measures and appropriations utilizing projected balances in the General Fund budget for the Current Biennium. After giving effect to enacted legislative changes, General Fund total resources are now forecast to be $32.725 billion. Current Biennium revenues, excluding the balance brought forward from the Previous Biennium, are expected to be $31.332 billion (7.5%) greater than in the Previous Biennium. General Fund expenditures are forecast to be $31.612 billion, $3.484 billion (12.4%) greater than the Previous Biennium. Budgeted revenues and expenditures are expected to leave a projected Unreserved General Fund balance of $1.113 billion, including a Cash Flow Account of $350 million, a Budget Reserve Account of $653 million, and a Tax Relief Account of $110 million, resulting in a projected Unrestricted General Fund balance on June 30, 2007 of zero.


     The 2006 legislative session produced minor tax law changes expected to reduce General Fund revenues $92 million during the Current Biennium, while non-tax revenues were increased $19 million. The standard deduction for married couples was changed to conform to federal tax law changes in 2004, reducing expected revenues $28.7 million, while conforming to 2005 federal tax law changes is expected to reduce revenue $7 million. Other actions provided alternative minimum tax relief, a dairy investment tax credit, a citizenship tax credit, and tax exemptions for active duty military personnel. These were expected to yield a net $42 million reduction in revenue for the Current Biennium. The June sales tax acceleration changed, reducing the percentage retailers prepay from 85% to 78%, and reducing expected revenues $22.6 million for the Current Biennium. Authorized spending for the Current Biennium increased by $223 million, to $31.612 billion.


Next Biennium
-------------


     Planning estimates for the Next Biennium, based on the February 2006 forecast adjusted for legislative action, indicate that there will be a structural balance of $628 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures based on current law.


     The structural balance is before giving effect to a proposed constitutional amendment that was approved by voters on November 7, 2006. The amendment will phase in dedication of the remaining 46% of motor vehicle sales taxes currently deposited in the General Fund for transportation purposes. This provision will reduce General Fund revenue for the Next Biennium by $172 million.


     While wage and price inflation is included in revenue planning estimates for the Next Biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 1.9% for Fiscal Year 2008 and 2.0% for Fiscal Year 2009, applied to total projected total spending, would add $954 million to expenditures for the Next Biennium.

Litigation
----------

     There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

     The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities). In addition, during periods when the Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


     The following is based on information obtained from an Official Statement, dated October 26, 2006, relating to $500,000,000 New Jersey Economic Development Authority School Facilities Construction Bonds, 2006 Series R.

Economic Climate
----------------

     New Jersey is the tenth largest state in population and the fifth smallest in land area. With an average of 1,176 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.85%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

     New Jersey's economy continued to expand steadily in 2005. The State added approximately 116,300 jobs between March 2003 and June 2006. Payroll employment increased at an annual average rate of 1.2% in 2005, after growing 0.5% in 2004. New Jersey's jobless rate was 4.9% in June 2006, compared to 4.6% for the nation.


     New Jersey's employment increased by 0.9% in June 2006, compared to June 2005, adding 39,300 jobs and continuing the positive year over year growth trend for the twenty-ninth consecutive month. Employment gains were primarily spread across the service providing sectors with particularly strong growth in educational and health services (14,100 jobs) and leisure and hospitality (11,000 jobs), followed by professional and business services (6,100 jobs). The financial activities sector added 5,100 jobs between June 2005 and June 2006, while the government sector grew by 7,000 jobs during that period.


     However, the State continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry. Most of the job losses in New Jersey between June 2005 and June 2006 were concentrated in manufacturing (-10,700 jobs), which has been declining for more than a decade, and in the telecommunications industry (-900 jobs).

Financial Condition
-------------------

     The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

     Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.


     The State's governmental funds reported June 30, 2005 combined ending fund balances of $8.2 billion, an increase of $1.1 billion from the prior fiscal year. Of this amount, $518.5 million represents unreserved undesignated fund balances with the remainder reserved for specific, legislated purposes, management reserves, and constitutional dedications. The General Fund's total ending fund balance is $3.2 billion, with $461.7 million unreserved - undesignated.

State Indebtedness
------------------

     During the fiscal year ended June 30, 2005 ("Fiscal Year 2005"), the State's long-term debt obligations increased 21.0 percent, compared to the prior fiscal year, to $31.8 billion, which includes a net increase in bonded debt of $4.5 billion. During Fiscal Year 2005, the State issued $9.4 billion in bonds. New money issuances represented $4.8 billion for transportation and education system improvements, while $4.6 billion represented nine refunding transactions that provided the State with $116.0 million in net present value savings. During Fiscal Year 2005, the State paid $1.8 billion in debt service on its long-term debt components. Non-bonded portions of the State's long-term debt total $4.5 billion. This amount represents a $1.0 billion increase from the prior fiscal year and is mainly attributable to increases in net pension obligations.


State Authorities
-----------------


     The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.



     Legislation enacted in 1992 by the State authorizes the NJSEA to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2006 there were approximately $623,070,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.


     In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in March 2006, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year beginning July 1, 2006 and ending with the fiscal year beginning July 1, 2010 generally may not exceed $1.6 billion, reduced by the amount by which the appropriation of State funds to the TTFA exceeds $895 million. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2006, there were approximately $8,200,696,792 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.


     Pursuant to legislation, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2006 there were approximately $190,854,230 aggregate principal amount of Economic Recovery Fund Bonds outstanding.


     Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2006, there were approximately $2,698,000,000 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.


     The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2006, there were approximately $404,000,000 aggregate principal amount of Market Transition Bonds outstanding.


     The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2006 stood at an aggregate principal amount of $1,527,046,503. Of this total, $61,960,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $1,343,741,503 and $121,345,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

     At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

OHIO PORTFOLIO
--------------

     The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.


     The following is based on information obtained from a Preliminary Official Statement, dated November 1, 2006, relating to $30,000,000 State of Ohio Site Development General Obligation Bonds, Series 2006A dated November 6, 2006.

Economic Climate
----------------

     Ohio's 2000 decennial census population of 11,353,100 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

     Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2003, Ohio ranked seventh in the nation with approximately $399 billion in gross state product and was third in manufacturing with an approximate value of $80 billion and fourth in durable goods with an approximate value of $53 billion. As a percent of Ohio's 2003 gross state product, manufacturing was responsible for 20%, with 27.1% attributable to the goods-producing sectors and 31.7% to business services sectors, including finance, insurance and real estate. Ohio is the sixth largest exporting state, with 2003 merchandise exports totaling $29.7 billion. The State's two leading export industries are machinery and motor vehicles, which together accounted for 57% of the value of Ohio's merchandise exports in 2003.


     Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000, before decreasing again in 2001 through 2003 and has increased in 2004 and 2005. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 85% of all non-agricultural payroll workers in Ohio.


     With 14.6 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 77,200 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2004 crop production value of $3.5 billion represented 2.8% of total U.S. crop production value. In 2004, Ohio's agricultural sector total output reached $6.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.6 billion.

Financial Condition
-------------------

     Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.


     The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive several times in both the 2002-03 and 2004-05 bienniums and some prior fiscal years.


     Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The GRF fund balance for Fiscal Year 2005 was $127,800,000. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each fiscal year. The BSF had a balance of $576,610,000 at the end of Fiscal Year 2005.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

     The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

     Effective July 1, 2005, State personal income tax rates, applying generally to federal adjusted gross income, were reduced 4.2% annually for the years 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000.

     The indexing of the State income tax brackets, which was previously scheduled to begin in July 2005, has been suspended until January 2010.

     Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.


     Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to between seventh and eighth in 1994 through 2004, and eighth in 2004. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

2004-2005 Biennium
------------------

     The GRF appropriations bill for the 2004-05 biennium (beginning July 1,
2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor on June 26, 2003. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed.

     The Act provided for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 were approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 were approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.



     Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005,
the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services.


     The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers:
$60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State's share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.


Current Biennium
----------------


     Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increases over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are:
5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.


     The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,010,689,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006).


Municipalities
--------------

     Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

     A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     There are currently 16 local governments in fiscal emergency status and five in fiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

     The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

     The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

     The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.


     The following was obtained from a Preliminary Official Statement, dated November 28, 2006, relating to the issuance of $939,520,000 Commonwealth of Pennsylvania General Obligation Bonds, $700,000,000 Second Series of 2006, and $239,520,000 First Refunding Series of 2006.

Economic Climate
----------------

     The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

     Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $4.8 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1.0 billion in economic activity in 2005. Over 58,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products. Agricultural exports have grown by more than 4% since 2003.

     Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tons of anthracite and bituminous coal, 175 billion cubic feet of natural gas and about 1.4 million barrels of oil are extracted from Pennsylvania.

     Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Pennsylvania is easily accessible for inter and intra state trade and commerce.

     The Commonwealth is highly urbanized. Of the Commonwealth's 2005 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, 12.4 million people in 2005, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 or over.


     Non-agricultural employment in Pennsylvania over the ten years ending in 2005 increased at an annual rate of 0.8%. This rate compares to a 0.8% rate for the Mid-Atlantic Region and 1.2% for the U.S. during the same period.


     Non-manufacturing employment in Pennsylvania has increased in recent years to 88% of total employment in 2005. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.0% of 2005 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2005, the services sector accounted for 43.9% of all non-agricultural employment while the trade sector accounted for 16.4%.


     Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-eighth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the fabricated materials industries was 13.2% of Pennsylvania manufacturing employment but only 0.1% of total Pennsylvania non-agricultural employment in 2005.


     Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7% in 2003. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 5.0% in 2005. From 1996 through 2005, Pennsylvania's annual average unemployment rate was at or below the Mid-Atlantic Region's average. As of July 2006, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 4.8%.


     Personal income in the Commonwealth for 2005 was $433.75 billion, an increase of 5.0% over the previous year. During the same period, national personal income increased at a rate of 5.6%. Based on the 2005 personal income estimates, per capita income for 2005 was at $34,897 in the Commonwealth compared to per capita income in the United States of $34,586.


     The Commonwealth's 2005 average hourly wage rate of $17.46 for manufacturing and production workers compares to the national average of $18.21 for 2005.

Financial Condition
-------------------

     The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

     Fiscal 2006. During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5%. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,821.8 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was 25,501.5 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 % transfer to the Budget Stabilization Reserve Fund, increased to $685.1 million, including the beginning balance from the prior year of operations. Accordingly, 25 % of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.0 million as of June 30, 2006.


     Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 %. Fiscal year 2006 revenues (all sources) totaled $25,821.8 million, an increase of $1.416.2 million over fiscal year 2005. Intergovernmental transfer proceeds increased $158.0 million or 22%, while funding from additional sources decreased $253.3 million or 63%, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states. General Fund revenues grew $1,563 million or 6.3% during fiscal year 2006 when measured on a year-over-year basis. Corporate tax receipts grew $425.8 million over estimate, an 8.9% surplus to the year-to-date estimate. Personal income taxes were $342.6 million over the estimate, a surplus of 3.7% versus the year to-date estimate. Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8% from the fiscal year estimate. Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5% based in part on continuation of a strong housing market within the Commonwealth. Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3%, due primarily to lower than projected earnings from the Commonwealth's escheats program. Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5% form the fiscal year 2005 reserves. At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.


     Fiscal 2005. Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,346.3 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $23,994.6 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

     The fiscal year 2005 budget was based initially on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues, net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5% increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6% over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Major components of the tax revisions were: (i) an increase in the personal income tax from 2.8% to 3.07%; (ii) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities; (iii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, a portion of which was transferred to the new Health Care Provider Retention Account to be used to provide financial assistance for malpractice premiums for certain physicians practicing in particular high-risk medical specializations under the medical malpractice abatement program; (iv) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004; and (v) various other tax rate and tax base revisions, including some tax cuts.

     Fiscal 2004. A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also was made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. The personal income tax was $117.8 million or 1.5% over estimate for fiscal year 2004, the non-withholding portion of the personal income tax was 8.4% or $124.5 million over estimate. Corporate net income tax collections were $201.6 million (13.7%) over estimate and the Capital Stock and Franchise tax collections were $50 million (5.4%) more than projected. Sales and use tax receipts exceeded the budgeted amount by $28 million or 0.4%.

     Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

     Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in fiscal year 2004, compared to $844.6 million in fiscal year 2003. Expenditures normally funded from Commonwealth revenues that were instead funded from additional resources in fiscal year 2004 totaled $607.6 million. These expenditures included $457.6 million in available federal fiscal relief funds, which were used to offset certain medical assistance and other health care costs as well as $150 million in available capital debt fund reserves, which were used to offset General Fund debt service costs in fiscal year 2004.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

     Fiscal 2006. GAAP basis information for Fiscal Year 2006 is not available at this time.


     Fiscal 2005. At June 30, 2005, the General Fund reported a fund balance of $2,869.1 million, a decrease of $137.4 million from the reported $3,006.5 million fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9,863 million. Liabilities decreased by $463 million to $6,994 million largely because of a smaller securities lending program ($369 million) and a lower accounts payable ($156 million).


     General Fund tax revenues increased by 8% due to overall economic growth, including nearly identical percentage increase in personal income tax revenue during the fiscal year ended June 30, 2005. Intergovemmental revenues increased by only $311 million, almost solely due to increases in federally-funded medical and other assistance, where expenditures increased significantly over the prior year. Charges for sales and services increased by nearly $2 billion, more than doubling prior year revenues of $1,751 million because of specific program funding changes, including nursing home assessments associated with an increase in health and human services expenditures. Total General Fund revenues increased by 9% during the fiscal year. The overall decrease in fund balance, $137.4 million, during the fiscal year was $787 million less than the prior fiscal year increase in fund balance of $649 million. Total General Fund expenditures increased by 11% during the fiscal year ended June 30, 2005, on a GAAP-reported basis, largely because of a $2.5 billion increase in expenditures for medical and other assistance (reported as part of health and human services). This increase was caused by significant increases in utilization (participation) and per-unit health care cost increases. Expenditures for direction and support services increased due to significantly higher reported employer costs for active and retired employee healthcare benefits. Higher public education appropriations resulted in an $861 million expenditure increase. Actual, final General Fund expenditures (budgetary basis) increased by 9% over the prior fiscal year, while revenues (budgetary basis) increased by 10%.

     Fiscal 2004. At June 30, 2004, the General Fund reported a fund balance of $3,006.5 million, an increase of $648.8 million from the reported $2,357.7 million fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10,464 million. Liabilities increased by $1,290 million to $7,457 million largely because of a $764 million increase in accounts payable.

     General Fund tax revenues increased by 8.4% due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3%, due primarily to increases in Federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 10.3% during the fiscal year. The overall increase in the fund balance, $648.8 million, during the fiscal year was an improvement of $1,314 million over the prior fiscal year decrease in fund balance of $665 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 6.0% during the fiscal year ended June 30, 2004, on a GAAP-reported basis, largely because of the increase in expenditures for medical and other assistance (reported as part of health and human services). Expenditures for direction and supportive services increased due to significantly higher employer costs for both active and retired employee healthcare benefits. Year-over-year expenditures for the health and human services function increased by 6.5%; all other expenditures, on a combined basis, increased by 5.5%, largely as a result of higher amounts appropriated throughout most of the General Fund.


Fiscal 2007 Budget
------------------


     The adopted fiscal year 2007 budget provides appropriations totaling $26,113.6 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $25,604.5 million. The $509.1 million difference between estimated revenues and budgeted appropriations is funded by a draw down of the anticipated $514 million beginning balance. Additionally, the enacted fiscal year 2007 budget allocates additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds.


     The fiscal year 2007 revenue estimate for the Commonwealth is based upon an economic forecast of 3.0% growth in gross domestic product from the start of the third quarter of 2006 to the end of the second quarter of 2007. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $804.7 million or approximately 3.2% prior to reserves for refunds. Fiscal year 2007 Commonwealth revenues from the personal income tax are forecasted to increase by 4.6%, while receipts from the sales and use tax are estimated to rise 3.3% over fiscal year 2006 receipts. Corporate receipts are expected to grow in fiscal year 2007, at a rate of 6.4% and revenues from non-tax sources such as liquor store profits and earnings on investments forecast to increase by 29.0%. A majority of the projected increase in non-tax revenues is attributable to additional profit transfers from the state liquor stores.


City of Philadelphia
--------------------

     Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000 Census.

     The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2006.


     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $674.3 million in special revenue bonds outstanding as of June 30, 2006. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

     The Constitution permits the Commonwealth to incur following types of debt:
(i) debt to suppress insurrection or rehabilitate areas affected by disaster,
(ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for highway purposes, which is paid from Motor Vehicle Fund appropriations.

     Net outstanding general obligation debt totaled $7,287.0 million at June 30, 2006, a net increase of $539.6 million from June 30, 2005. Over the 10-year period ending June 30, 2006, total outstanding general obligation debt increased at an annual rate of 3.7%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.1%.

     Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

     In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2006 is $20.0 million.

VIRGINIA PORTFOLIO
------------------

     The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.


     The following is based on information obtained from a Preliminary Official Statement, dated November 1, 2006, relating to $206,635,000 Commonwealth of Virginia General Obligation Bonds, Series 2006B.

Economic Climate
----------------

     The Commonwealth's 2005 population of 7,567,465 was 2.6% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2005 population density was 191.1 persons per square mile, compared with 83.8 persons per square mile for the United States.

     The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

     The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2005 population of 2,407,400. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.


     According to the U.S. Department of Commerce, Virginians received over $290.5 billion in personal income in 2005. In 2005, Virginia had per capita income of $38,390, the highest of the Southeast region and greater than the national average of $34,586. From 1995 to 2005, the Commonwealth's 4.8% average annual rate of growth in per capita income was slightly higher than the national growth rate of 4.1%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.


     Employment in the Information Services sector decreased by 21.8% from 2001 to 2005, a result of losses and intense competition in its Telecommunications sub-sector. The Professional and Business Activities Services sector, however, gained 28,600 jobs, or 5%, from 2004 to 2005, led by gains in Professional, Scientific, and Technical Services and Architectural, Engineering and Related Services providers. From 2001 to 2005, employment in the Financial Activities sector grew by 7.2%. The private Education and Health sector continued to add jobs in 2005, increasing by 3.4%, and was the fastest growing sector from 2001 to 2005. The largest gains were in the health care field, as an affluent aging population demands increased health services. The Leisure and Hospitality sector industry employment level rose 2.7% from 2004 to 2005, its best annual increase since the 2001 terrorist attacks.


     The Retail Trade sector increased by 2.9% from 2001 to 2005. Expanding sales with a recovering economy enabled most merchants to add workers in 2005. The Wholesale Trade sector increased by 2.4% from 2001 to 2005.


     With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2005, federal government civilian employment in the Commonwealth averaged approximately 151,700.


     State government employment averaged 149,900 in the Commonwealth for 2005, up 2.9% from 2004 due primarily to an easing budget situation. Approximately 50% of state employment is related to general government administration and 50% is related to higher education.


     Manufacturing employment dropped 0.8% in 2005 but improved upon its 2.0% decrease in 2004. In 2005 there was slower growth in Durable Goods with only 1.5% and 1.0% increases in Transportation Equipment and Shipbuilding, respectively.


     The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. During 2005, an average of 3.5% of the Commonwealth's population was unemployed, compared to 5.1% for the nation.



The 2006 Appropriation Act
--------------------------


     On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-2008 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: maintain the Commonwealth's financial stability for the long term; make targeted investments that will pay measurable returns in the future; and meet the Commonwealth's ongoing commitment to fund core services.


     The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million. Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding. General fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.


     On January 14, 2006, Timothy M. Kaine was inaugurated Governor of Virginia. On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill. General fund spending actions in Governor Kaine's executive amendments for the 2006-2008 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from three percent to four percent; $4.7 million to address cost overruns on the University of Virginia's Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University's Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General fund savings in Governor Kaine's proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional general fund revenue proposed in Governor Kaine's amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcoholic and beverage control facility.


     The House and the Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium, as amended) that included significant portions of the original 2006 Budget Bill. The increases in new general fund spending included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, The compromise budget provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children's health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under the compromise budget, a deposit in the amount of $138.3 million was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.


Litigation
----------

     The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies
------------------------------

     Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

     General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

     Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

     Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

     A Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

     Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or
(ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

     Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

     Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

     Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody's"), Standard & Poors Ratings Services ("S&P") and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.


     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.


     After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

     Investment in Other Investment Companies. The Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

     Derivatives. Each Portfolio may invest in derivatives, such as options, futures, forwards, and swaps. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

     o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

     Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities or contracts based on financial indices, including any index of municipal securities or U.S. Government Securities, or reference rates ("futures contracts"), and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

     The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


     Structured Instruments. Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.


     Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.


     Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller on the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

     A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A- (or the equivalent) by at least one nationally recognized statistical rating organization and who are on the Adviser's approved list of swap counterparties for that Portfolio.

     A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa3 or BBB-. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

     This disclosure supplements the information in the Prospectus.

     Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.


     Each Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A- (or the equivalent) by at least one nationally recognized statistical rating organization and who are on the Adviser's approved list of swap counterparties for that Portfolio. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies.


     The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.


     The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

     When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

     General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

     Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

     U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

     U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.

     Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

     TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

     Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

     U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

     Illiquid Securities. A Portfolio will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.


     Lending of Portfolio Securities. A Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

     A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

     A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Future Developments. A Portfolio may, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

     Special Risk Considerations. Securities rated Baa (including Baa1, Baa2 and
Baa3) are considered by Moody's or BBB (including BBB+ and BBB-) by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) , ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

     The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.


     Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

     Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

     (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     (2) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

     (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

     (4) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

     (5) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

     (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.(2)

----------
(2) This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

     In addition, with respect to the Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, Florida Portfolio, New Jersey Portfolio, Ohio Portfolio and Massachusetts Portfolio, each of these Portfolios is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.


Non-Fundamental Investment Policy
---------------------------------


     The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.


     The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

     The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Fund" in the Prospectus).


     The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% % of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


     As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


     Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of the Adviser or its affiliates.


     The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).



     Under the terms of the Advisory Agreement, the Fund paid the Adviser an advisory fee at an annual rate of .45 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B and Class C shares, .78%, 1.48% and 1.48%, respectively, for the Arizona Portfolio; .78%, 1.48% and 1.48%, respectively, for the Florida Portfolio; .82%, 1.52% and 1.52%, respectively, for the Massachusetts Portfolio; 1.01%, 1.71% and 1.71%, respectively, for the Michigan Portfolio; .90%, 1.60% and 1.60%, respectively, for the Minnesota Portfolio; .87%, 1.57% and 1.57%, respectively, for the New Jersey Portfolio; .85%, 1.55% and 1.55%, respectively, for the Ohio Portfolio; .95%, 1.65% and 1.65%, respectively, for the Pennsylvania Portfolio; and .72%, 1.42% and 1.42%, respectively, for the Virginia Portfolio. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end. Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees to 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% of the excess over $5 billion of the average daily net assets for each Portfolio. Effective September 7, 2004, the Trustees of the Fund approved an amendment to the Advisory Agreement to reduce contractual advisory fees to these amounts.



     For the fiscal year ended September 30, 2004, advisory fees paid to The Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,241,769, $1,463,340, $919,343, $909,536, $644,198, $1,322,667, $1,277,801,
$1,114,700 and $1,049,318, respectively. Of such amounts, $484,313, $499,747,
$383,988, $30,919, $189,361, $374,032, $364,200, $188,605 and $491,028,
respectively, was waived by the Adviser under the contractual fee waiver and $238,052, $279,377, $174,954, $173,728, $124,121, $252,907, $248,734, $213,885
and $199,960 was waived by the Adviser under the agreement with the New York Attorney General.


     For the fiscal year ended September 30, 2005, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $860,687, $973,453, $616,064, $620,967, $447,564, $836,721, $874,235, $721,562,
and $727,531, respectively. Of such amounts, $367,089, $403,718, $285,796,
$72,500, $220,082, $269,445, $270,498, $130,442 and $439,524, respectively, were waived by the Adviser.


     For the fiscal year ended September 30, 2006, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $928,156, $990,955, $622,352, $637,450 $444,056, $743,921, $811,544, $679,190
and $772,255, respectively. Of such amounts, $352,127, $323,677, $286,710,
$80,500, $184,989, $220,183, $235,427, $81,355 and $463,470, respectively, were waived by the Adviser.


     The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $80,500, $80,500, $80,500, $0, $0 $80,500, $80,500, $80,500 and $0 in respect of such services during the fiscal year of the Fund ended September 30, 2006 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


     The Advisory Agreement became effective on May 12, 1993. The Advisory Agreement continues in effect from with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Trustees, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio for another annual term at their meetings held on October 31 - November 2, 2006.


     The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford
C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

     The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The investment professionals(3) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R. B. (Guy) Davidson III and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------

(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


     The aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2006.


     As of September 30, 2006, the Adviser's employees had approximately $714,009,532 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


     The following tables provide information regarding registered investment companies (other than the Portfolio), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2006.

- Arizona Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                    Total         Total             Registered      Registered
                    Number of     Assets of         Investment      Investment
                    Registered    Registered        Companies       Companies
                    Investment    Investment        Managed with    Managed with
                    Companies     Companies         Performance-    Performance-
Portfolio Manager   Managed       Managed           based Fees      based Fees
--------------------------------------------------------------------------------

Michael Brooks         29         $15,961,000,000          0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen          29         $15,961,000,000          0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)            30         $16,018,000,000          1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults      29         $15,961,000,000          0                 $0
--------------------------------------------------------------------------------

- Florida Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks         29         $15,962,000,000          0               $0
--------------------------------------------------------------------------------
Fred S. Cohen          29         $15,962,000,000          0               $0
--------------------------------------------------------------------------------
R. B. (Guy)            30         $16,019,000,000          1      $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults      29         $15,962,000,000          0               $0
--------------------------------------------------------------------------------

- Massachusetts Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks         29         $16,035,000,000          0               $0
--------------------------------------------------------------------------------
Fred S. Cohen          29         $16,035,000,000          0               $0
--------------------------------------------------------------------------------
R. B. (Guy)            30         $16,092,000,000          1      $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults      29         $16,035,000,000          0               $0
--------------------------------------------------------------------------------

- Michigan Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $16,040,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $16,040,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,097,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $16,040,000,000        0                 $0
--------------------------------------------------------------------------------

- Minnesota Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $16,080,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $16,080,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,137,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $16,080,000,000        0                 $0
--------------------------------------------------------------------------------

- New Jersey Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $16,017,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $16,017,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,074,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $16,017,000,000        0                 $0
--------------------------------------------------------------------------------

- Ohio Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $16,004,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $16,004,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,061,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $16,004,000,000        0                 $0
--------------------------------------------------------------------------------

- Pennsylvania Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $16,029,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $16,029,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,086,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $16,029,000,000        0                 $0
--------------------------------------------------------------------------------

- Virginia Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Registered     Registered
                    Number of     Assets of        Investment     Investment
                    Registered    Registered       Companies      Companies
                    Investment    Investment       Managed with   Managed with
                    Companies     Companies        Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        29          $15,997,000,000        0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen         29          $15,997,000,000        0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           30          $16,054,000,000        1        $57,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     29          $15,997,000,000        0                 $0
--------------------------------------------------------------------------------

- All Portfolios

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                    Total         Total            Pooled         Pooled
                    Number of     Assets of        Investment     Investment
                    Pooled        Pooled           Vehicles       Vehicles
                    Investment    Investment       Managed with   Managed with
                    Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks        0                $0                0              $0
--------------------------------------------------------------------------------
Fred S. Cohen         0                $0                0              $0
--------------------------------------------------------------------------------
R. B. (Guy)           0                $0                0              $0
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults     0                $0                0              $0
--------------------------------------------------------------------------------

- All Portfolios

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(4)

--------------------------------------------------------------------------------
                                                  Number of       Total
                    Total       Total             Other           Assets of
                    Number of   Assets of         Accounts        Other
                    Other       Other             Managed with    Accounts with
                    Accounts    Accounts          Performance-    Performance-
Portfolio Manager   Managed     Managed           based Fees      based Fees
--------------------------------------------------------------------------------

Michael Brooks            1         $37,000,000         0                 $0
--------------------------------------------------------------------------------
Fred S. Cohen             1         $37,000,000         0                 $0
--------------------------------------------------------------------------------
R. B. (Guy)           1,394     $11,238,000,000         1         $9,000,000
Davidson III
--------------------------------------------------------------------------------
Terrance T. Hults         1         $37,000,000         0                 $0
--------------------------------------------------------------------------------

----------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(5)

----------

(5) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Trustees and Officers
---------------------

Trustee Information
-------------------

     The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.


                                                              PORTFOLIOS IN   OTHER
                             PRINCIPAL                        FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS* AND AGE       OCCUPATION(S)                    OVERSEEN        HELD BY
(YEAR ELECTED**)             DURING PAST 5 YEARS              BY TRUSTEE      TRUSTEE
----------------             -------------------              ----------      -------
INTERESTED TRUSTEE

Marc O. Mayer,***            Executive Vice President of           108        SCB Partners, Inc.;
49                           the Adviser since 2001 and                       and SCB Inc.
(2003)                       Executive Managing Director
                             of AllianceBernstein
                             Investments, Inc. ("ABI")
                             since 2003; prior thereto, he
                             was head of AllianceBernstein
                             Institutional Investments, a
                             unit of the Adviser, from
                             2001-2003. Prior thereto,
                             Chief Executive Officer of
                             Sanford C. Bernstein & Co.,
                             LLC (institutional research
                             and brokerage arm of
                             Bernstein & Co. LLC ("SCB &
                             Co.")) and its predecessor
                             since prior to 2002.

DISINTERESTED TRUSTEES

Chairman of the Trustees

William H. Foulk, Jr., #,+   Investment adviser and an             110        None
74                           independent consultant.
(1999)                       Formerly, Senior Manager of
                             Barrett Associates, Inc., a
                             registered investment
                             adviser, with which he had
                             been associated since prior
                             to 2002. He was formerly
                             Deputy Comptroller and Chief
                             Investment Officer of the
                             State of New York and, prior
                             thereto, Chief Investment
                             Officer of the New York Bank
                             for Savings.

David H. Dievler, #          Independent consultant. Until         109        None
77                           December 1994, he was Senior
(1995)                       Vice President of AB Corp.
                             (formerly, Alliance Capital
                             Management Corporation ("ACMC"))
                             responsible for mutual fund
                             administration. Prior to
                             joining AB Corp. in 1984, he
                             was Chief Financial Officer
                             of Eberstadt Asset Management
                             since 1968. Prior to that, he
                             was a Senior Manager at Price
                             Waterhouse & Co. Member of
                             American Institute of
                             Certified Public Accountants
                             since 1953.

John H. Dobkin, #            Consultant.  Formerly President       108        None
64                           of Save Venice, Inc.
(1995)                       (preservation organization)
                             from 2001-2002, Senior
                             Advisor from June 1999 - June
                             2000 and President of
                             Historic Hudson Valley
                             (historic preservation) from
                             December 1989-May 1999.
                             Previously, Director of the
                             National Academy of Design
                             and during 1988-1992,
                             Director and Chairman of the
                             Audit Committee of AB Corp.
                             (formerly, ACMC).

Michael J. Downey, #         Consultant since January 2004.        108        Asia Pacific Fund,
63                           Formerly, Managing Partner of                    Inc.; and The
(2005)                       Lexington Capital, LLC                           Merger Fund
                             (investment advisory firm)
                             from December 1997 until
                             December 2003. Prior thereto,
                             Chairman and CEO of
                             Prudential Mutual Fund
                             Management from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX          108        Intel Corporation
70                           Technology (semi-conductors)                     (semi-conductors)
(2005)                       and SRC Computers Inc., with                     and Cirrus Logic
                             which he has been associated                     Corporation
                             since prior to 2002. He is                       (semi-conductors)
                             also President of the Arbor
                             Company (private family of
                             investments).

Nancy P. Jacklin, #          Formerly, U.S. Executive Director     108        None
58                           of the International Monetary
(2006)                       Fund (December 2002-May

Personnel                          $45,238
                             Chance (1992-2002); Senior
                             Counsel, International
                             Banking and Finance, and
                             Associate General Counsel,
                             Citicorp (1985-1992);
                             Assistant General Counsel
                             (International), Federal
                             Reserve Board of Governors
                             (1982-1985); and Attorney
                             Advisor, U.S. Department of
                             the Treasury (1973-1982).
                             Member of the Bar of the
                             District of Columbia and of
                             New York; and member of the
                             Council on Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture           108        The George Lucas
65                           Associates (venture capital                      Educational
(2005)                       and consulting) since prior                      Foundation and
                             to 2002. From 2003 until May                     National Datacast,
                             31, 2006, he was CEO of                          Inc.
                             Toppan Photomasks, Inc.,
                             Austin, Texas (semi-conductor
                             manufacturing services).

Earl D. Weiner, #            Of Counsel, and Partner               107        None
67                           from 1976-2006,
(2007)                       of the law firm of
                             Sullivan & Cromwell LLP,
                             specializing in investment
                             management, corporate and
                             securities law.

-----------------

* The address for each of the Fund's Trustees is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Fund's Trustees.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

     The Fund's Trustees have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

     The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

     The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee met seven times during the Fund's most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.


     The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.


                                                           AGGREGATE DOLLAR
                                                           RANGE OF EQUITY
                                DOLLAR RANGE OF            SECURITIES IN
                                EQUITY SECURITIES          THE ALLIANCEBERNSTEIN
                                IN THE FUND AS OF          FUND COMPLEX AS OF
                                DECEMBER 31, 2006          DECEMBER 31, 2006
                                -----------------          -----------------

Marc O. Mayer                    None                        Over $100,000
David H. Dievler                 Over $100,000               Over $100,000
John H. Dobkin                   None                        Over $100,000
Michael J. Downey                None                        Over $100,000
William H. Foulk, Jr.            None                        Over $100,000
D. James Guzy                    None                        $50,001 - $100,000
Nancy P. Jacklin                 None                        None
Marshall C. Turner, Jr.          None                        Over $100,000
Earl D. Weiner*                  None                        None

----------

*    Mr. Weiner is a Trustee of the Fund effective January 1, 2007.

Officer Information
-------------------

     Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*        POSITION(S)                      PRINCIPAL OCCUPATION
AND AGE               HELD WITH FUND                   DURING PAST 5 YEARS
--------              --------------                   -------------------

Marc O. Mayer,        President                        See biography above.
49

Philip L. Kirstein,   Senior Vice President and        Senior Vice President and
61                    Independent Compliance Officer   Independent Compliance
                                                       Officer of the
                                                       AllianceBernstein Funds,
                                                       with which he has been
                                                       associated since October
                                                       2004. Prior thereto, he
                                                       was Of Counsel to
                                                       Kirkpatrick & Lockhart,
                                                       LLP from October 2003 to
                                                       October 2004, and General
                                                       Counsel of Merrill Lynch
                                                       Investment Managers, L.P.
                                                       since prior to 2002 until
                                                       March 2003.

Douglas J. Peebles,   Senior Vice President            Executive Vice President
41                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2002., Co-Chief
                                                       Investment Officer and
                                                       Co-Head of Fixed Income.

Jeffrey L. Phlegar,   Senior Vice President            Executive Vice President
40                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2002., Co-Chief
                                                       Investment Officer and
                                                       Co-Head of Fixed Income.

Robert B. (Guy)       Senior Vice President            Senior Vice President of
Davidson III,                                          the Adviser,** with which
45                                                     he has been associated
                                                       since prior to 2002.

Michael Brooks,       Vice President                   Senior Vice President of
58                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2002.

Fred S. Cohen,        Vice President                   Senior Vice President of
48                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2002.

Terrance T. Hults,    Vice President                   Senior Vice President of
40                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2002.

Emilie D. Wrapp,      Secretary                        Senior Vice President,
51                                                     Assistant General Counsel
                                                       and Assistant Secretary
                                                       of ABI,** with which she
                                                       has been associated since
                                                       prior to 2002.

Andrew L. Gangolf,    Assistant Secretary              Senior Vice President and
52                                                     Assistant General Counsel
                                                       of ABI,** with which he
                                                       has been associated since
                                                       prior to 2002.

Joseph J. Mantineo    Treasurer and Chief Financial    Senior Vice President of
47                    Officer                          ABIS,** with which he has
                                                       been associated since
                                                       prior to 2002.

Thomas R. Manley,     Controller                       Vice President of the
55                                                     Adviser,** with which he
                                                       has been associated since
                                                       prior to 2002.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


     The Fund does not pay any fees to reimburse expenses of its Trustees who are considered "interested persons" of the Portfolio. The aggregate compensation paid by the Fund to each of the Trustees during the Fund's fiscal year ended September 30, 2006, the aggregate compensation paid to each of the Trustees during calendar year 2006 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those funds) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                   Total           Total
                                                   Number of       Number of
                                                   Investment      Investment
                                                   Companies       Portfolio
                                       Total       in the          within the
                                       Compen-     Alliance-       Alliance-
                                       sation      Bernstein       Bernstein
                                       from the    Fund Complex,   Fund Complex
                                       Alliance-   Including the   Including the
                          Aggregate    Bernstein   Fund, as to     Fund, as to
                          Compen-      Fund        which the       which the
                          sation       Complex,    Trustee is      Trustee is
                          from the     Including   a Director      a Director
Name of Trustee           Fund         the Fund    or Trustee      or Trustee
---------------           ---------    ---------   -----------     -----------

Marc O. Mayer             $    0       $      0        39             108
David H. Dievler          $4,005       $225,125        40             109
John H. Dobkin            $4,168       $234,625        39             108
Michael J. Downey         $4,002       $215,125        39             108
William H. Foulk, Jr.     $7,584       $434,625        41             110
D. James Guzy             $3,003       $215,125        39             108
Nancy P. Jacklin          $1,037       $112,625        39             108
Marshall C. Turner, Jr.   $2,992       $214,625        39             108
Earl D. Weiner*           $    0       $      0        38             107

----------

*    Mr. Weiner is a Trustee of the Fund effective January 1, 2007.


     As of January 5, 2007, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

     The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


     During the fiscal year ended September 30, 2006, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $367,826, $406,629 $166,307, $186,000, $210,758, $239,621 $260,063 $237,305 and $295,555
respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described below aggregating $874,287, $828,614, $502,031, $577,638, $596,592 $483,359 $548,096, $455,853 and
$730,496 or the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


     During the Fund's fiscal year ended September 30, 2006, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $580,097, $450,895, $455,954, $372,161, $120,526, $505,298, $483,242, $374,557and
$416,944, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described below aggregating $0, $0, $0, $0, $0, $0, $0, $0 and $0 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively. For the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, $262,892, $187,467, $103,834, $119,637, $30,319, $74,829, $169,800, $50,419 and
$167,879, respectively, were used to offset the distribution services fees paid in prior years.


     During the Fund's fiscal year ended September 30, 2006, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $256,384, $395,799, $372,691 $424,394, $163,736 $349,124, $453,311, $343,742 and $313,995,
respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described below aggregating $111,988, $148,595, $267,794, $161,644, $183,387, $237,298,
$220,017, $250,739 and $192,171 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

     Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:


Arizona Portfolio
-----------------
                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $3,922                $186                  $585

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $337                $188                   $34

Compensation to Underwriters     $300,742             $25,964               $54,878

Compensation to Dealers          $532,734            $191,304              $233,650

Compensation to Sales
Personnel                        $108,263             $10,500               $24,270

Interest, Carrying or Other
Financing Charges                      $0             $63,576                $1,417

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $296,115             $25,487               $53,538

Totals                         $1,242,113            $317,205              $368,372

Florida Portfolio
-----------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $3,800                $224                  $713

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $300                $101                  $101

Compensation to Underwriters     $291,073             $32,410               $65,083

Compensation to Dealers          $537,219            $138,636              $391,030

Compensation to Sales
Personnel                        $117,140              $6,757               $21,677

Interest, Carrying or Other
Financing Charges                      $0             $53,534                $1,411

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $285,711             $31,766               $64,379

Totals                         $1,235,243            $263,428              $544,394

Massachusetts
Portfolio
-------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $2,686                $405                $1,149

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $289                $151                  $168

Compensation to Underwriters     $188,600             $58,935               $98,514

Compensation to Dealers          $254,346            $174,123              $413,861

Compensation to Sales
Personnel                         $38,462             $13,126               $27,545

Interest, Carrying or Other
Financing Charges                      $0             $47,489                $1,015

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $183,955             $57,891               $98,233

Totals                           $668,338            $352,120              $640,485

Michigan Portfolio
------------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $2,877                $335                 $1,039

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $347                $154                  $195

Compensation to Underwriters     $224,856             $39,022               $83,827

Compensation to Dealers          $269,712            $121,293              $400,961

Compensation to Sales
Personnel                         $45,238             $10,865               $15,370

Interest, Carrying or Other
Financing Charges                      $0             $42,361                $1,931

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $220,608             $38,494               $82,715

Totals                           $763,638            $252,524              $586,038

Minnesota Portfolio
-------------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $3,048                $159                  $787

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $215                 $47                   $91

Compensation to Underwriters     $234,258             $16,577               $74,727

Compensation to Dealers          $277,070             $38,046              $188,235

Compensation to Sales
Personnel                         $62,358              $4,754                $9,614

Interest, Carrying or Other
Financing Charges                      $0             $14,438                  $449

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $230,401             $16,186               $73,220

Totals                           $807,350             $90,207              $347,123

New Jersey Portfolio
--------------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $2,862                $626                  $908

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $442                $187                  $164

Compensation to Underwriters     $177,991             $86,950               $95,358

Compensation to Dealers          $295,954            $189,535              $386,869

Compensation to Sales
Personnel                         $69,328              $8,633                $9,409

Interest, Carrying or Other
Financing Charges                      $0             $59,973                  $445

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $176,403             $84,565               $93,269

Totals                           $722,980            $430,469              $586,422

Ohio Portfolio
--------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $2,846                $385                $1,254

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $317                $230                  $146

Compensation to Underwriters     $219,141             $45,152              $103,812

Compensation to Dealers          $315,076            $153,212              $452,005

Compensation to Sales
Personnel                         $54,508             $11,729               $12,868

Interest, Carrying or Other
Financing Charges                      $0             $58,512                $1,790

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $216,271             $44,222              $101,453

Totals                           $808,159            $313,442              $673,328

Pennsylvania Portfolio
----------------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $2,769                $525                $1,026

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $293                $111                  $100

Compensation to Underwriters     $180,045             $70,041              $102,740

Compensation to Dealers          $271,300            $143,040              $378,183

Compensation to Sales
Personnel                         $61,151              $6,414               $10,679

Interest, Carrying or Other
Financing Charges                      $0             $35,653                  $886

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $177,600             $68,354              $100,867

Totals                           $693,158            $324,138              $594,481

Virginia Portfolio
------------------

                               Class A Shares        Class B Shares        Class C Shares
                               (For the Fiscal       (For the Fiscal       (For the Fiscal
                               year ended            year ended            year ended
Category of Expense            September 30, 2006)   September 30, 2006)   September 30, 2006)
-------------------            -------------------   -------------------   -------------------
Advertising/Marketing              $3,212                $230                $1,033

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $257                $138                   $72

Compensation to Underwriters     $256,903             $28,633               $77,924

Compensation to Dealers          $429,046            $142,730              $327,308

Compensation to Sales
Personnel                         $84,158              $9,366               $22,273

Interest, Carrying or Other
Financing Charges                      $0             $39,798                  $979

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $252,475             $28,170               $76,577

Totals                         $1,026,051            $249,065              $506,166


     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.


     With respect to Class A shares of the Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

                                   Class B                          Class C
                                   (as a                            (as a
                                   percentage                       percentage
                                   of the                           of the
                                   net assets                       net assets
Fund                Class B        of Class B)      Class C         of Class C)
----                -------        -----------      -------         -----------

Arizona            $3,985,633          7.7%         $1,274,511        5.0%

Florida            $4,188,598         11.0%         $2,761,411        7.1%

Massachusetts      $3,805,158          9.2%         $2,889,035        7.6%

Michigan           $3,408,483         11.1%         $3,447,835        8.4%

Minnesota          $2,739,066         25.9%         $2,229,877        14.3%

New Jersey         $5,608,358         13.1%         $2,892,858        8.5%

Ohio               $4,705,282         11.3%         $3,090,008        7.0%

Pennsylvania       $3,818,632         11.4%         $2,762,253        8.0%

Virginia           $3,922,932         10.6%         $2,081,483        6.0%


     The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


     In approving the Rule 12b-1 Plan, the Trustees of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.


     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


     The Agreement continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons", as defined in the 1940 Act, of any such party (other than as Trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, at their meetings held on October 31- November 2, 2006.


     In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

     ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares CDSC. For the fiscal year ended September 30, 2006, ABIS was entitled to receive $370,780 under the transfer agency agreement.


     ABIS acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


     Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Policies and Procedures for Voting Proxies
-------------------------------------------------------------

     The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Portfolios."

General
-------

     Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, or without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.


     Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Trustees of the Fund have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

     Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


     o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

     The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.

     The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

     The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


     The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her investment. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue stock certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of a Portfolio's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.


     Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares, (iv) Class B Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Trustees of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------


     Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.


     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal year ended September 30, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $364,379; the Minnesota Portfolio were $113,913; the New Jersey Portfolio were $151,096; the Ohio Portfolio were $140,472; the Pennsylvania Portfolio were $149,408; the Michigan Portfolio were $243,541; the Massachusetts Portfolio were $206,893; the Virginia Portfolio were $367,415; and the Arizona Portfolio were $646,576. Of that amount, ABI received the amount of $20,683 for the Florida Portfolio; $8,111 for the Minnesota Portfolio; $10,044 for the New Jersey Portfolio; $12,123 for the Ohio Portfolio; $10,735 for the Pennsylvania Portfolio; $13,670 for the Michigan Portfolio; $12,980 for the Massachusetts Portfolio; $24,168 for the Virginia Portfolio; and $47,909 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class A redemptions $6,093 for the Florida Portfolio; $0 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $22,133 for the Michigan Portfolio; $3,535 for the Massachusetts Portfolio; $345 for the Virginia Portfolio and $4 for the Arizona Portfolio. During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class B redemptions $21,143 for the Florida Portfolio; $5,912 for the Minnesota Portfolio; $17,546 for the New Jersey Portfolio; $25,508 for the Ohio Portfolio, $8,019 for the Pennsylvania Portfolio, $21,757 for the Michigan Portfolio, $19,626 for the Massachusetts Portfolio, $19,492 for the Virginia Portfolio and $15,341 for the Arizona Portfolio. During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class C redemptions $9,505 for the Florida Portfolio; $4,476 for the Minnesota Portfolio; $1,609 for the New Jersey Portfolio; $3,902 for the Ohio Portfolio; $1,646 for the Pennsylvania Portfolio; $10,167 for the Michigan Portfolio; $5,998 for the Massachusetts Portfolio; $2,927 for the Virginia Portfolio and $15,816 for the Arizona Portfolio.


     During the Fund's fiscal year ended September 30, 2005, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $497,816; the Minnesota Portfolio were $139,920; the New Jersey Portfolio were $80,138; the Ohio Portfolio were $270,695; the Pennsylvania Portfolio were $122,859; the Michigan Portfolio were $245,788; the Massachusetts Portfolio were $161,878; the Virginia Portfolio were $320,524; and the Arizona Portfolio were $567,960. Of that amount, ABI received the amount of $33,138 for the Florida Portfolio; $9,447 for the Minnesota Portfolio; $5,870 for the New Jersey Portfolio; $18,079 for the Ohio Portfolio; $8,837 for the Pennsylvania Portfolio; $15,465 for the Michigan Portfolio; $9,833 for the Massachusetts Portfolio; $21,636 for the Virginia Portfolio; and $38,075 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2005, ABI received in CDSCs with respect to Class A redemptions $32 for the Florida Portfolio; $0 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $107 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $13,186 for the Michigan Portfolio; $0 for the Massachusetts Portfolio; $323 for the Virginia Portfolio and $151 for the Arizona Portfolio. During the fiscal year ended September 30, 2005, ABI received in CDSCs with respect to Class B redemptions $55,912 for the Florida Portfolio; $5,319 for the Minnesota Portfolio; $46,169 for the New Jersey Portfolio; $68,858 for the Ohio Portfolio, $18,872 for the Pennsylvania Portfolio, $35,070 for the Michigan Portfolio, $28,627 for the Massachusetts Portfolio, $25,866 for the Virginia Portfolio and $37,149 for the Arizona Portfolio. During the fiscal year ended September 30, 2005, ABI received in CDSCs with respect to Class C redemptions $2,376 for the Florida Portfolio; $2,829 for the Minnesota Portfolio; $8,213 for the New Jersey Portfolio; $5,038 for the Ohio Portfolio; $2,247 for the Pennsylvania Portfolio; $9,375 for the Michigan Portfolio; $2,907 for the Massachusetts Portfolio; $1,125 for the Virginia Portfolio and $10,687 for the Arizona Portfolio.


     During the Fund's fiscal year ended September 30, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $267,446; the Minnesota Portfolio were $128,363; the New Jersey Portfolio were $79,132; the Ohio Portfolio were $329,382; the Pennsylvania Portfolio were $161,220; the Michigan Portfolio were $135,506; the Massachusetts Portfolio were $74,504; the Virginia Portfolio were $160,036; and the Arizona Portfolio were $387,624. Of that amount, ABI received the amount of $17,832 for the Florida Portfolio; $9,996 for the Minnesota Portfolio; $5,068 for the New Jersey Portfolio; $19,651 for the Ohio Portfolio; $12,348 for the Pennsylvania Portfolio; $10,461 for the Michigan Portfolio; $5,041 for the Massachusetts Portfolio; $12,243 for the Virginia Portfolio; and $27,736 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2004, ABI received in CDSCs with respect to Class A redemptions $251 for the Florida Portfolio; $5,000 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $50 for the Pennsylvania Portfolio; $250 for the Michigan Portfolio; $0 for the Massachusetts Portfolio; $984 for the Virginia Portfolio and $6,711 for the Arizona Portfolio. During the fiscal year ended September 30, 2004, ABI received in CDSCs with respect to Class B redemptions $148,683 for the Florida Portfolio; $25,980 for the Minnesota Portfolio; $168,576 for the New Jersey Portfolio; $109,859 for the Ohio Portfolio, $56,256 for the Pennsylvania Portfolio, $113,554 for the Michigan Portfolio, $90,536 for the Massachusetts Portfolio, $72,630 for the Virginia Portfolio and $105,535 for the Arizona Portfolio. During the fiscal year ended September 30, 2004, ABI received in CDSCs with respect to Class C redemptions $5,601 for the Florida Portfolio; $6,458 for the Minnesota Portfolio; $2,886 for the New Jersey Portfolio; $7,152 for the Ohio Portfolio; $7,791 for the Pennsylvania Portfolio; $14,590 for the Michigan Portfolio; $4,102 for the Massachusetts Portfolio; $6,351 for the Virginia Portfolio and $2,383 for the Arizona Portfolio.


Class A Shares
--------------

     The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                             Discount or
                                                             Commission to
                                           As % of the       Dealers or
Amount                  As % of Net        Public            Agents of up to
of Purchase             Amount Invested    Offering Price    % of Offering Price
-----------             ---------------    --------------    -------------------

Up to $100,000 .........    4.44%                4.25%                4.00%
$100,000 up to
     $250,000 ..........    3.36                 3.25                 3.00
$250,000 up to
     $500,000 ..........    2.30                 2.25                 2.00
$500,000 up to
      $1,000,000* ......    1.78                 1.75                 1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". Each Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;


          (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


          (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

     Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.


     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

     Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                              Contingent Deferred Sales Charge
                                             for the Portfolios as a % of Dollar
     Year Since Purchase                          Amount Subject to Charge
     -------------------                          ------------------------

            First                                         3.00%
            Second                                        2.00%
            Third                                         1.00%
            Fourth                                         None


     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of CollegeBoundfund units.


     Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.


     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.


Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


     Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


     Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


     Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     -AllianceBernstein 2000 Retirement Strategy
     -AllianceBernstein 2005 Retirement Strategy
     -AllianceBernstein 2010 Retirement Strategy
     -AllianceBernstein 2015 Retirement Strategy
     -AllianceBernstein 2020 Retirement Strategy
     -AllianceBernstein 2025 Retirement Strategy
     -AllianceBernstein 2030 Retirement Strategy
     -AllianceBernstein 2035 Retirement Strategy
     -AllianceBernstein 2040 Retirement Strategy
     -AllianceBernstein 2045 Retirement Strategy
     -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
     -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Fixed-Income Shares, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small/Mid Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Short Duration Portfolio
     -AllianceBernstein Tax-Managed International Portfolio -AllianceBernstein International Portfolio


     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i)  the investor's current purchase;

     (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

    (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.


     Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.


     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.


     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

     Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

     Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


     In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


     In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


     Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

     Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.


     For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


     The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.


     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


     Advest
     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Met Life Securities
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo Investments


     Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


     To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

     To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if, an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


     Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.


     Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks of September 11 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

Automatic Investment Program
----------------------------

     Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

     You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser and (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


     Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

     A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

     When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

     The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Trustees have delegated to the Adviser, subject to the Trustees' continuing oversight, certain of their duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Trustees;


          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;


          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Trustees.

     The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available (including restricted securities) or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trustees of the Fund. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.



     Subject to the Board's oversight, the Trustees of the Fund have delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

     A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Trustees.

     The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     General. Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

     Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

     Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

     The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

     Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

     For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

     Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of such shareholder's holding period in his or her shares.

     If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

     Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

     If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

     The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

     Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

     Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

     Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

     Florida Portfolio. Florida does not impose an individual income tax. Prior to January 1, 2007, Florida imposed an intangible personal property tax on Florida resident individuals, Florida residents holding beneficial interests in trusts, and corporations on certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities were exempt from the intangible tax. Shares of the Florida Portfolio would have qualified as exempt if, among other things, at least 90% of the NAV of the Portfolio was invested in exempt securities at the close of the calendar year. It is believed that Florida Portfolio shares were exempt from the intangible tax prior to its repeal. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

     Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

     Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

     Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

     New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

     Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

     Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

     Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Subject to the general oversight of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Fund's Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.


     Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.


     The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.


     Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transacts are likely were several funds or accounts are managed by the same Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio.


     Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.


     The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


     During the fiscal years ended September 30, 2004, 2005 and 2006 the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.


     The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


     The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.


     The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


     The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.


     Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


     The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

     The Fund is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II.

     The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within a Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

Shareholder Liability
---------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.


     As of January 5, 2007, there were outstanding 137,743,869 voting shares of beneficial interest of the Fund, including, 12,692,563 Class A shares, 4,481,745 Class B shares and 2,336,591 Class C shares of the Arizona Portfolio; 13,324,606 Class A shares, 3,351,301 Class B shares and 3,640,131 Class C shares of the Florida Portfolio; 6,183,745 Class A shares, 3,459,146 Class B shares and 3,386,274 Class C shares of the Massachusetts Portfolio; 5,807,336 Class A shares, 2,692,904 Class B shares and 3,697,031 Class C shares of the Michigan Portfolio; 6,941,207 Class A shares, 897,329 Class B shares and 1,478,138 Class C shares of the Minnesota Portfolio; 8,423,979 Class A shares, 3,976,537 Class B shares and 3,335,046 Class C shares of the New Jersey Portfolio; 8,653,710 Class A shares, 3,835,671 Class B shares and 4,296,204 Class C shares of the Ohio Portfolio; 7,924,731 Class A shares, 2,980,603 Class B shares and 3,173,350 Class C shares of the Pennsylvania Portfolio; and 10,250,318 Class A shares, 3,222,415 Class B shares and 3,301,258 Class C shares of the Virginia Portfolio.


     The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at January 5, 2007.

                                          NO. OF SHARES      % OF
NAME AND ADDRESS                          OF CLASS           CLASS
----------------                          -------------      -----

ARIZONA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,177,467           9.25%

CLASS B SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  396,489           8.88%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     237,024          10.12%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 447,269          19.11%

Dean Witter Reynolds
ATTN: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                       181,017           7.73%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   147,082           6.28%

FLORIDA PORTFOLIO
-----------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     933,352           7.07%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,160,284           8.79%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,283,527           9.72%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                1,130,081           8.56%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd FL
Jersey City, NJ  07311                      829,677           6.28%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     331,742           9.93%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 290,250           8.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  251,420           7.52%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  472,547          14.14%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,233,428          33.93%

Dean Witter Reynolds
ATTN: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                       247,633           6.81%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  332,155           9.14%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  235,947           6.49%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     235,925           6.49%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     460,543           7.40%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 493,996           7.94%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  394,372           6.34%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 321,529           9.32%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  262,790           7.62%

CLASS C SHARES:
--------------

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 214,001           6.31%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     170,153           5.02%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                       239,915           7.08%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  172,429           5.09%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 293,456          5.05%

Charles Schwab & Co.
For the Exclusive Benefit
Of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                318,036           5.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  821,010          14.13%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 257,324           9.57%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  207,940           7.73%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 651,755          17.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  407,160          11.01%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  302,117           8.17%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------

NFS LLC FEBO
Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986                  789,648          11.37%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  783,239          11.28%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                  51,171           5.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  189,365          21.05%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 319,907          21.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  361,658          24.46%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                   76,748           5.19%

NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     631,840           7.50%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 714,070           8.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  750,492           8.90%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                1,055,296          12.52%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 274,644           6.90%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  208,415           5.24%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  802,620          20.17%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     249,990           7.51%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 998,997          30.01%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  390,641          11.73%

OHIO PORTFOLIO
--------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 676,731           7.79%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,073,095          12.35%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  695,236           8.00%

Charles Schwab & Co.
For the Exclusive Benefit of
Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151               601,617           6.92%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 429,191          11.19%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  259,181          6.76%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     284,167           6.60%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,090,853          25.34%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  489,769          11.38%

PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     730,739           9.21%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 602,643           7.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,630,940          20.56%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  701,099           8.84%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 173,718           5.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  436,998          14.63%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  758,943          25.41%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,196,594          37.74%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  247,423          7.80%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     224,561          7.08%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 701,905          6.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,409,523          13.82%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                1,253,104          12.28%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     718,428          7.04%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 340,013          10.54%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  362,603          11.24%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     226,156          7.01%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  772,305          23.93%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 499,779          15.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  171,015          5.18%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                  841,179          25.47%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                     319,476           9.67%

Custodian
---------

     Bank of New York, One Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

     AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and ABI, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

     The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2006 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated September 30, 2006, was filed on Form N-CSR with the Commission on December 11, 2006 and subsequently restated and refiled on January 30, 2007. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

     The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

     The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

     Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

     The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

     Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------

     "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

     Investment Grade

     AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

     F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

     While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

     For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectus.

SK 00250 0073 726513

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

          (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated March 19, 2003 and filed March 28, 2003 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 2004.

          (b)  By-Laws of the Registrant - Incorporated by reference to Exhibit
               (b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

          (c)  Not applicable.

          (d) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Filed herewith.


          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.


               (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on February 3, 1997.


               (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Filed herewith.


               (4) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.


               (5) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

          (f)  Not applicable.

          (g) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (h) (1) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly Alliance Fund Services, Inc )- Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.


               (2) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Filed herewith.


               (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 29, 1999.

          (i)  Opinion and Consent of Seward & Kissel - Filed herewith.

          (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.


          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 2004.

          (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2) Code of Ethics for the AllianceBernstein L.P - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios . (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

          Other Exhibits:

               Powers of Attorney for: Marc O. Mayer, David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.



ITEM 24.  Persons Controlled by or under Common Control with Registrant

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to
Item 23 of this Registration Statement, as set forth below.

          Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

               "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
               Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

               The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

               SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

               SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

               SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
               (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
               Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
               Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

               SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

               Article III of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

               "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                    (s)Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.


          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly,Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.


          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust (and any amendments thereto), the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26. Business and Other Connections of Adviser.

          The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.


          The information as to the directors and officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters

          (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:


               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

-------------------------------------------------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.


          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                               POSITIONS AND                  POSITIONS AND
                               OFFICES WITH                   OFFICES WITH
NAME                           UNDERWRITER                    REGISTRANT
----                           -----------                    ----------

Directors

Marc O. Mayer                  Executive Managing
                               Director

Mark R. Manley                 Director

Ranjani Nagaswami              Senior Managing Director
                               and Chief Investment
                               Officer

Officers

Marc O. Mayer                  Executive Managing             President and
                               Director                       Chief Executive
                                                              Officer

Ranjani Nagaswami              Senior Managing Director
                               and Chief Investment
                               Officer

Frederic L. Bloch              Executive Vice President
                               and President, U. S. Sales

Richard A. Davies              Executive Vice President
                               and Managing Director

Gerald M. Lieberman            Executive Vice President
                               and Chief Operating Officer

Kurt H. Schoknecht             Executive Vice President

Frank Speno                    Executive Vice President

Andrew L. Gangolf              Senior Vice President and      Assistant Clerk
                               Assistant General Counsel

Emilie D. Wrapp                Senior Vice President,         Clerk
                               Assistant General Counsel
                               and Assistant Secretary

Daniel A. Notto                Senior Vice President,
                               Counsel and Assistant
                               Secretary

Christopher S. Alpaugh         Senior Vice President

Audie G. Apple                 Senior Vice President

Colin C. Aymond                Senior Vice President

Steven R. Barr                 Senior Vice President and
                               Assistant Secretary

Adam J. Beaudry                Senior Vice President

Amy I. Belew                   Senior Vice President

Susan H. Burton                Senior Vice President

Peter G. Callahan              Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

Robert J. Cruz                 Senior Vice President

Jennifer M. DeLong             Senior Vice President

David B. Edlin                 Senior Vice President

John C. Endahl                 Senior Vice President

Adam E. Engelhardt             Senior Vice President

John Edward English            Senior Vice President

Edward J. Farrell              Senior Vice President and
                               Controller

Eric W. Frasier                Senior Vice President

Donald N. Fritts               Senior Vice President

Kenneth L. Haman               Senior Vice President

Joseph P. Healy                Senior Vice President

Mary V. Kralis Hoppe           Senior Vice President

Scott Hutton                   Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President and
                               Assistant Treasurer

Victor Kopelakis               Senior Vice President

Henry Michael Lesmeister       Senior Vice President

David W. Levi                  Senior Vice President

Eric L. Levinson               Senior Vice President

James F. Lyons                 Senior Vice President and
                               Regional/Regent

Matthew P. Mintzer             Senior Vice President

Thomas F. Monnerat             Senior Vice President

Joanna D. Murray               Senior Vice President

Jeffrey A. Nye                 Senior Vice President

John J. O'Connor               Senior Vice President

Danielle Pagano                Senior Vice President

Catherine N. Peterson          Senior Vice President

Mark A. Pletts                 Senior Vice President

Stephen C. Scanlon             Senior Vice President

John P. Schmidt                Senior Vice President

Gregory K. Shannahan           Senior Vice President

Richard J. Sidell              Senior Vice President

Andrew D. Strauss              Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Mark D. Gersten                Vice President and            Treasurer and Chief
                               Treasurer                     Accounting Officer

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Jane E. Ackerman               Vice President

Albert J. Angelus              Vice President

Margaret M. Bagley             Vice President

Kenneth F. Barkoff             Vice President

Peter J. Barron                Vice President

William G. Beagle              Vice President

Laura J. Beedy                 Vice President

Joseph J. Bilello              Vice President

Gregory P. Best                Vice President

Michael J. Bodnar              Vice President

Richard A. Brink               Vice President

Shaun D. Bromley               Vice President

Brian Buehring                 Vice President

Thomas E. Callahan             Vice President

Michele R. Cameron             Vice President

Kevin T. Cannon                Vice President

Daniel W. Carey                Vice President

Christopher C. Cavanaugh       Vice President

Alice L. Chan                  Vice President

Candice (Foong-Kuen) Choy      Vice President

Flora Chuang                   Vice President

Kyle E. Clapp                  Vice President

Michael F. Connell             Vice President

Joseph D. Connell, Jr.         Vice President

Kenneth J. Connors             Vice President

Michael C. Conrath             Vice President

Dwight P. Cornell              Vice President

Robert A. Craft                Vice President

Michael R. Crimmins            Vice President

David E. Crowdus               Vice President

John D. Curry                  Vice President

Brett E. Dearing               Vice President

Raymond A. Decker              Vice President

Stephen J. Dedyo               Vice President

Aaron E. Deedon                Vice President

Christine M. Dehil             Vice President

Darren K. DeSimone             Vice President

Janet B. DiBrita               Vice President

Ronald G. Dietrich             Vice President

Carmela Di Meo                 Vice President

Joseph T. Dominguez            Vice President

Paul D. Eck                    Vice President

Robert E. Emrich               Vice President

Bernard J. Eng                 Vice President

Daniel Ennis                   Vice President

Michael J. Eustic              Vice President

Antonio Fernandez Gutierrez    Vice President

Matthew G. Fetchko             Vice President

Michael F. Foy                 Vice President

Richard Fraelick               Vice President

Kevin T. Gang                  Vice President

Daniel P. Gangemi              Vice President

Christine E. Gaze              Vice President

Mark A. Gessner                Vice President

Thomas R. Graffeo              Vice President

Matthew M. Green               Vice President

John G. Hansen                 Vice President

Michael S. Hart                Vice President

Eric M. Hirschfeld             Vice President

Melanie M. Hoppe               Vice President

George R. Hrabovsky            Vice President

David A. Hunt                  Vice President

Dinah J. Huntoon               Vice President

Anthony D. Ialeggio            Vice President

Eric S. Indovina               Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Kumar Jagdeo II                Vice President

Kevin D. Kelly                 Vice President

Christopher W. Kilroy          Vice President

Jung M. Kim                    Vice President

Joseph B. Kolman               Vice President

Ted R. Kosinski                Vice President

Jeffrey J. Lamb                Vice President

Christopher J. Larkin          Vice President

Laurel E. Lindner              Vice President

James M. Liptrot               Vice President and
                               Assistant Controller

Armando C. Llanes              Vice President

Christine A. Long              Vice President

Jason N. Longo                 Vice President

Montana W. Low                 Vice President

Todd M. Mann                   Vice President

Silvia Manz                    Vice President

Osama Mari                     Vice President

Shannon M. Massey              Vice President

Joseph R. McLean               Vice President

Shaun C. McDonald              Vice President

Kevin M. McGarry               Vice President

Daniel K. McGouran             Vice President

Craig S. McKenna               Vice President

Troy E. Mosconi                Vice President

Paul S. Moyer                  Vice President

Wendy Kam Mui Li               Vice President

John F. Multhauf               Vice President

Andrew C. Murphy               Vice President, Chief
                               Compliance Officer and
                               Assistant Secretary

Sharon E. Murphy               Vice President

Jamie A. Nieradka              Vice President

Suzanne E. Norman              Vice President

Timothy J. O'Connell           Vice President

Joseph D. Ochoa                Vice President

John J. Onofrio                Vice President and
                               Assistant Treasurer

David D. Paich                 Vice President

Todd P. Patton                 Vice President

Leo J. Peters IV               Vice President

Thomas C. Pfeifer              Vice President

John D. Prosperi               Vice President

Carol H. Rappa                 Vice President

Juhi Rathee                    Vice President

Michelle T. Rawlick            Vice President

Heidi A. Richardson            Vice President

James A. Rie                   Vice President

Joseph P. Rodriguez            Vice President

Miguel A. Rozensztroch         Vice President

Cynthia A. Sachs               Vice President

Michael D. Sanders             Vice President

Thomas E. Sawyer               Vice President

Gordon R. Schonfeld            Vice President

Joy R. Seijas                  Vice President

Stuart L. Shaw                 Vice President

Daniel S. Shikes               Vice President

Karen Sirett                   Vice President

Rayandra E. Slonina            Vice President

Elizabeth M. Smith             Vice President

Ben H. Stairs                  Vice President

Eileen Stauber                 Vice President

Jason P. Stevens               Vice President

Brian D. Stokes                Vice President

Michael B. Thayer              Vice President

Jay D. Tini                    Vice President

Elizabeth K. Tramo             Vice President

James R. Van Deventer          Vice President

Elsia M. Vasquez               Vice President

Thomas M. Vitale               Vice President

Marie R. Vogel                 Vice President

Wayne W. Wagner                Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Christian G. Wilson            Vice President

Joanna Wong                    Vice President

Alissa M. Worley               Vice President

Jennifer M. Yi                 Vice President

Kimberly D. Alfano             Assistant Vice
                               President

Moshe Aronov                   Assistant Vice
                               President

Jire J. Baran                  Assistant Vice
                               President

DeAnna D. Beedy                Assistant Vice
                               President

Roy C. Bentzen                 Assistant Vice
                               President

Gian D. Bernardi               Assistant Vice
                               President

Susan J. Bieber                Assistant Vice
                               President

Brandon W. Born                Assistant Vice
                               President

Mark S. Burns                  Assistant Vice
                               President

Maria Carreras                 Assistant Vice
                               President

Judith A. Chin                 Assistant Vice
                               President

Robyn L. (Cohen) Barger        Assistant Vice
                               President

Kimberly A. Collins            Assistant Vice
                               President

John M. D'Agostino             Assistant Vice
                               President

Lauren B. Danziger             Assistant Vice
                               President

Raymond L. DeGrazia            Assistant Vice
                               President

Nina M. DeLeon                 Assistant Vice
                               President

Ralph A. DiMeglio              Assistant Vice
                               President

Diana Eriksen                  Assistant Vice
                               President

Jessica M. Fernandez           Assistant Vice
                               President

Robert A. Fiorentino           Assistant Vice
                               President

Lydia A. Fisher                Assistant Vice
                               President

Jose R. Garcia                 Assistant Vice
                               President

Jodi E. Gesten                 Assistant Vice
                               President

Michele J. Giangrande          Assistant Vice
                               President

Stephanie Y. Giaramita         Assistant Vice
                               President

Raniero J. Gimeno              Assistant Vice
                               President

Christopher T. Gorab           Assistant Vice
                               President

Michael F. Greco               Assistant Vice
                               President

Friederike Grote               Assistant Vice
                               President

John J. Gulino                 Assistant Vice
                               President

Kelly P. Guter                 Assistant Vice
                               President

Terry L. Harris                Assistant Vice
                               President

Junko Hisamatsu                Assistant Vice
                               President

Melanie M. Hoppe               Assistant Vice
                               President

Arthur F. Hoyt, Jr.            Assistant Vice
                               President

Grace Huaman                   Assistant Vice
                               President

Joseph D. Kearney              Assistant Vice
                               President

Elizabeth E. Keefe             Assistant Vice
                               President

Junko Kimura                   Assistant Vice
                               President

Stephen J. Laffey              Assistant Vice                 Assistant Clerk
                               President and Counsel

Gina L. Lemon                  Assistant Vice
                               President

Jonathan M. Liang              Assistant Vice
                               President

Evamarie C. Lombardo           Assistant Vice
                               President

Edward R. Lupo                 Assistant Vice
                               President

Jennifer L. Magill             Assistant Vice
                               President

Mark J. Maier                  Assistant Vice
                               President

Matthew J. Malvey              Assistant Vice
                               President

Danielle F. Marx               Assistant Vice
                               President

David L. Mauer                 Assistant Vice
                               President

Christine M. McQuinlan         Assistant Vice
                               President

Assimina Morales               Assistant Vice
                               President

Christina A. Morse             Assistant Vice                 Assistant Clerk
                               President and Counsel

Jennifer A. Mulhall            Assistant Vice
                               President

Jason S. Muntner               Assistant Vice
                               President

Sharon E. Murphy               Assistant Vice
                               President

Isabella Nunes                 Assistant Vice
                               President

Margaret G. O'Neill            Assistant Vice
                               President

Alex E. Pady                   Assistant Vice
                               President

Brian W. Paulson               Assistant Vice
                               President

Ling Shan E. Phua              Assistant Vice
                               President

Neal B. Picker                 Assistant Vice
                               President

Joseph J. Proscia              Assistant Vice
                               President

Mark A. Quarno                 Assistant Vice
                               President

Marc S. Reed                   Assistant Vice
                               President

Peter V. Romeo                 Assistant Vice
                               President

Francis W. Ross                Assistant Vice
                               President

Randi E. Rothstein             Assistant Vice
                               President

Jessica M. Rozman              Assistant Vice
                               President

Daniel A. Rudnitsky            Assistant Vice
                               President

Shane M. Sanders               Assistant Vice
                               President

Kristin M. Seabold             Assistant Vice
                               President

Jennifer E. Scherz             Assistant Vice
                               President

Melissa L. Shemanski           Assistant Vice
                               President

Michelle M. Siddons            Assistant Vice
                               President

Praveen Singh                  Assistant Vice
                               President

Orlando Soler                  Assistant Vice
                               President

Kurt W. Stam                   Assistant Vice
                               President

Nancy D. Testa                 Assistant Vice
                               President

Kai T. Tham                    Assistant Vice
                               President

William Tohme                  Assistant Vice
                               President

Ellen Tobin                    Assistant Vice
                               President

Kari-Anna Towle                Assistant Vice
                               President

Kayoko Umino                   Assistant Vice
                               President

Laurence Vandecasteele         Assistant Vice
                               President

Cory A. Weiser                 Assistant Vice
                               President

Eric J. Wright                 Assistant Vice
                               President

Thomas M. Zottner              Assistant Vice
                               President

Mark R. Manley                 Secretary

Colin T. Burke                 Assistant Secretary

Adam R. Spilka                 Assistant Secretary


          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 31st day of January, 2007.

                                    ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                          By:  /s/ Marc O. Mayer*
                                               -----------------------
                                                   Marc O. Mayer
                                                   President

          Pursuant to the requirements of the Securities Act of l933, this Post Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         Signature                        Title                Date
         ---------                        -----                ----

(1)   Principal
      Executive Officer:

      /s/ Marc O. Mayer*                  President           January 31, 2007
      ------------------------
          Marc O. Mayer


(2)   Principal Financial
      and Accounting Officer:

      /s/Joseph J. Mantineo               Treasurer and       January 31, 2007
      ---------------------------         Chief Financial
      Joseph J. Mantineo                  Officer


(3)   Trustees:

      Marc O. Mayer*
      David H. Dievler*
      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*

*By   /s/    Emilie D. Wrapp                                  January 31, 2007
      ---------------------------
             Emilie D. Wrapp
            (Attorney-in-fact)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description of Exhibits
----------         -----------------------

(d)                Form of Amended Advisory Agreement

(e)(3)             Form of Amendment to Distribution Agreement

(h)(2)             Form of Amendment to Transfer Agency
                   Agreement

(i)                Opinion and Consent of Seward & Kissel LLP

(j)                Consent of Independent Registered Public
                   Accounting Firm


Other Exhibits     Powers of Attorney



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